                                      LEASE

                          Dated as of December 1, 2004

                    ----------------------------------------

                                     Between

                           CITY OF DODGE CITY, KANSAS

                                       and

                       NATIONAL BEEF PACKING COMPANY, LLC

                    ----------------------------------------

                                  $120,000,000
                    Taxable/Convertible Variable Rate Demand
                Industrial Development Revenue Bonds, Series 2004
                  (National Beef Packing Company, LLC Project)

                    ----------------------------------------

     Certain rights of City of Dodge City, Kansas, as Issuer, in this Lease
(with certain exceptions) have been pledged and assigned to Commerce Bank, N.A., as Trustee, under the Trust Indenture dated as of December 1, 2004, between the
                            Issuer and the Trustee.

                                      LEASE

                                                                            Page

         Parties...............................................................1
         Recitals..............................................................1

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.01.     Definitions of Words and Terms...............................1
Section 1.02.     Rules of Construction........................................3

                                   ARTICLE II

                                 REPRESENTATIONS

                                   ARTICLE III

         ISSUANCE OF THE BONDS; ACQUISITION, CONSTRUCTION, INSTALLATION
                          AND FINANCING OF THE PROJECT

Section 3.01.     Issuance of the Bonds........................................7
Section 3.02.     Agreement to Acquire, Construct and Complete the Project;

                                   ARTICLE IV

                    LEASE OF THE PROJECT; PAYMENT PROVISIONS

Section 4.01.     Transfer of Title to the Land and the Project; Project

                                       i

Section 4.08.     All Right, Title and Interest of the Issuer in the Project
                  Subject and Subordinate to the Existing Mortgage, the
                  Existing Security Agreement, the Existing Fixture Filings
                  and the Existing Collateral Assignment of Lease.............12

                                    ARTICLE V

                VARIABLE RATE OF CONVERSION AND LETTER OF CREDIT

                                   ARTICLE VI

                        GENERAL COVENANTS AND PROVISIONS

Section 6.17.     Access to the Project and Inspection; Operation of the
                  Project.....................................................22
Section 6.18.     Agreement of Issuer Not to Assign or Pledge the Project;

                                   Article VII

                              DEFAULT AND REMEDIES

Section 7.01.     Events of Default...........................................23
Section 7.02.     Acceleration of Maturity; Rescission and Annulment..........24

                                       ii

                                  ARTICLE VIII

                               SUPPLEMENTAL LEASES

                                   ARTICLE IX

                  PREPAYMENT AND ACCELERATION OF LEASE PAYMENTS

                                    ARTICLE X

                         OPTION TO PURCHASE THE PROJECT

                                        ARTICLE XI

                          TERM AND TERMINATION OF LEASE

                                      iii

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.05.    Immunity of Officers, Employees and Directors of the

         Signatures.....................................................S-1, S-2

         Exhibit A - Legal Description of Land...............................A-1

                                      * * *

                                       iv

                                      LEASE

         THIS LEASE, dated as of December 1, 2004, between CITY OF DODGE CITY,
KANSAS, a duly organized municipal corporation of the State of Kansas, as lessor, and NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company duly authorized to do business under the laws of the State of Kansas, as lessee;

                                    RECITALS

         1. Pursuant to the Act, and at the request of the Tenant, the
Issuer will issue the Bonds under an Indenture between the Issuer and the
Trustee, for the purpose of providing funds to acquire, construct and equip the
Project for the Tenant or to reimburse the Tenant for costs incurred in the acquisition, construction and equipping of said Project as described in the
Indenture, in consideration of payments by the Tenant, which will be sufficient to pay the principal of, redemption premium, if any, and the interest on the
Bonds.

         2.     The Issuer and the Tenant are entering into this Lease to
lease the Project from the Issuer to the Tenant in consideration of certain payments to be made by the Tenant.

         3.      The Tenant may, at certain times and upon certain conditions, cause the Bank to issue and deliver to the Trustee the Letter of Credit providing for payment when due of the principal of and interest on the Bonds, or some portion thereof, and payment of the purchase price of Bonds tendered for purchase, under a Reimbursement Agreement to be entered into between the Tenant and the Bank.

         NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements set forth in this Lease, the Issuer and the Tenant covenant and agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.01. Definitions of Words and Terms. For all purposes of this Lease, except as otherwise provided or unless the context otherwise requires, words and terms used in this Lease (including in the Recitals above)
have the same meanings as set forth in Section 1.01 of the
Indenture. In addition to the words and terms defined in the Indenture and elsewhere defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent:

         "Additional Term" shall mean that term commencing immediately after the last day of the Basic Term and terminating 5 years thereafter.

         "Basic Term" means that term commencing as of the Issue Date of the
Bonds and ending on December 1, 2019, subject to prior termination as specified in this Lease, but ending, in any event, when all of the principal of, redemption premium, if any, and interest on all Outstanding Bonds shall have been paid in full or provision made for their payment in accordance with the provisions of the Indenture.

         "Completion Date" means the date determined pursuant to Section 3.02 of this Lease.

         "Default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an event of default hereunder.

         "Environmental Assessment" means an environmental assessment with respect to the Project conducted by an independent consultant reasonably satisfactory to the Issuer and Trustee which reflects the results of such inspections, records reviews, soil tests, groundwater tests and other tests requested, which assessment and results shall be reasonably satisfactory in scope, form and substance to the Issuer and the Trustee.

         "Environmental Laws" means and includes the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, the Resource Conservation and
Recovery Act, the Superfund Amendments and Reauthorization Act of 1986, any
other "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any
Hazardous Materials, as now or at any time hereafter in effect.

         "Existing Collateral Assignment of Lease" means that certain Amended and Restated Collateral Assignment of Lease dated as of December 29, 2004, from
Tenant, as assignor, in favor of CoBank, ACB, as agent (as the same may be amended, supplemented, restated or otherwise modified from time to time).

         "Existing Fixture Filing" means any existing fixture filing from
Tenant, as debtor, in favor of CoBank, ACB, as agent (as the same may be amended, supplemented, restated or otherwise modified from time to time).

         "Existing Mortgage" means that certain Amended and Restated Mortgage,
Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of December 29, 2004, from Tenant, as mortgagor, in favor of CoBank, ACB, as agent (as the same may be amended, supplemented, restated or otherwise modified from time to time).

         "Existing Security Agreement" means that certain Fourth Amended and
Restated Security Agreement dated as of December 29, 2004, from Tenant, as debtor, in favor of CoBank, ACB, as agent (as the same may be amended, supplemented, restated or otherwise modified from time to time).

         "Event of Default" means one of the events so denominated and described in Section 7.01 of this Lease.

         "Financing Documents" means the Indenture, this Lease, the Bond
Purchase Agreement, and, to the extent applicable, the Existing Mortgage, any other Mortgage, the Existing Security Agreement, any other Security Agreement, the Reimbursement Agreement, the Letter of Credit, the Remarketing Agreement and
the Tax Agreement.

         "Hazardous Materials" means and includes any hazardous, toxic or dangerous waste, substance or material (including without limitation any materials containing asbestos) defined as such in (or for purposes of) or subject to regulation under any Environmental Laws.

         "Issue Date" has the meaning defined in the Indenture.

         "Land" means the real property (or interests therein) described in
Exhibit A hereto.

         "Lease Term" means the Basic Term of this Lease, together with any
Additional Term.

         "Permitted Encumbrances" means all Permitted Liens (as defined in the
Reimbursement Agreement), to the extent they affect the Project; the Mortgage;
the Existing Mortgage; the Existing Collateral Assignment of Lease; the Existing
Fixture Filing; the Existing Security Agreement; easements and rights-of-way of record at the time of conveyance of the Land to the Issuer, any encumbrances noted on Schedule I to the Indenture, and any other title exceptions not affecting marketability or the usefulness of the Project to the Tenant.

         "Project" means the same as that term is defined in the Indenture.

         "Project Contracts" means any contract or contracts entered into by the
Tenant for the acquisition, construction, installation or equipping of the
Project.

         "Unassigned Issuer's Rights" means all of the rights of the Issuer to receive additional payments under Section 4.04 hereof, and to be held harmless and indemnified and to be reimbursed for attorney's fees under Sections 3.07 and
6.07.

         Section 1.02 Rules of Construction. For all purposes of this Lease, except as otherwise provided or unless the context otherwise requires, the following rules of construction apply in construing the provisions of this
Lease:

                  (a) The defined terms referred to in this Article include the plural as well as the singular.

                  (b) All references in this instrument to designated
         "Articles," "Sections" and other subdivisions are to the designated
         Articles, Sections and other subdivisions of this instrument as originally executed.

                  (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

                  (d) The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

                  (e) Whenever an item or items are listed after the word
         "including," such listing is not intended to be a listing that excludes items not listed.

                                   ARTICLE II

                                 REPRESENTATIONS

         Section 2.01 Representations by the Issuer. The Issuer represents and warrants to the Tenant and the Trustee as follows:

                  (a) Organization and Authority. The Issuer (1) is a municipal corporation duly organized under the laws of the State, (2) has lawful power and authority to issue the Bonds for the purposes set forth in the Indenture, to enter into, execute and deliver this Lease, the
         Indenture the Bond Purchase Agreement and any other Financing Documents required to be executed and delivered by the Issuer in connection with the issuance of the Bonds and to perform its obligations hereunder and thereunder, (3) has fully complied with the provisions of the Act, and

         (4) by all necessary corporate action has been duly authorized to execute and deliver the Financing Documents required to be executed and delivered by it in connection with the issuance of the Bonds, acting by and through its duly authorized officers.

                  (b) No Defaults or Violations of Law. The execution and
         delivery of the Financing Documents required to be executed by the
         Issuer will not result in a breach of any of the terms of, constitute a default under, or create any lien, charge or encumbrance upon any property of the Issuer (other than as contemplated in the Indenture and this Lease) under the provisions of any resolution, charter, ordinance, indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is a party or by which it or any of its property is bound or its bylaws or any of the constitutional or statutory rules or regulations applicable to the Issuer or its property. To the best of Issuer's knowledge, no event has occurred and no condition exists with respect to the Issuer which would constitute an "event of default" as defined in this Lease or the Financing
         Documents or which, with the lapse of time or with the giving of notice or both, would become such an "event of default." The Issuer is not in default under the Act or under any agreement or instrument to which it is a party.

                  (c) Absence of Litigation. No litigation, proceedings or
         investigations are pending or, to the knowledge of the Issuer, threatened against the Issuer at law or in equity before any court, tribunal, governmental authority or arbitration board, seeking to restrain, enjoin or limit the approval or issuance and delivery of the
         Bonds, the Indenture, this Lease or any other Financing Documents to which the Issuer is a party, or in which an unfavorable determination could materially and adversely affect the validity or enforceability of the Bonds, the Indenture, this Lease or any other Financing Document to which the Issuer is a party or its ability to perform its obligations thereunder.

                  (d) Governmental Consents. Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of this Lease or any of the Financing Documents or the issue, sale or delivery of the Bonds, other than those already obtained; provided, however, no representation is made as to compliance with any federal or state securities or "blue sky" law.

                  (e) Nature and Location of the Project. The financing of the
         Project Costs, together with related expenses, is authorized under the
         Act and is in furtherance of the public purposes of the Act. The
         Project is located within the incorporated territory of the City of
         Dodge City, Kansas.

                  (f) Limited Obligation. Notwithstanding anything herein
         contained to the contrary, any obligation the Issuer may hereby incur for the payment of money shall not constitute an indebtedness of the
         Issuer or of the State or of any political subdivision thereof within the meaning of any state constitutional provision or statutory limitation and shall not give rise to a pecuniary liability of the
         Issuer or the State or any political subdivision thereof, or constitute a charge against the general credit or taxing power of said Issuer or the State or any political subdivision thereof, but shall be limited obligations of the Issuer payable solely from (i) the Eligible Moneys,
         (ii) revenues derived from the sale of Bonds, and (iii) amounts on deposit from time to time in the Bond Fund, subject to the provisions of this Lease and the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein and therein.

                  (g) No Prior Pledge. Neither this Lease nor any of the
         Eligible Moneys have been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security for the payment of the Bonds.

         Section 2.02   No Representation or Warranty by Issuer as to
Project. The Issuer makes no representation or warranty concerning the suitability of the Project for the purpose for which it is being undertaken by the Tenant. The Issuer has not made any independent investigation as to the feasibility of the Project or creditworthiness of the Tenant. Any bond purchaser, assignee of this Lease or any other party with any interest in this transaction, must make its own independent investigation as to the creditworthiness of the Tenant and feasibility of the Project, independent of any representation or warranties of the Issuer.

         Section 2.03   Representations by the Tenant. The Tenant represents
and warrants to the Issuer and the Trustee as follows:

                  (a) Organization and Authority. The Tenant (1) is a Delaware
         limited liability company and is authorized to conduct its businesses in Kansas as presently conducted and contemplated under the Financing
         Documents, (2) has lawful power and authority to enter into, execute and deliver this Lease and the Bond Purchase Agreement required to be executed and delivered by it in connection with the issuance of the
         Bonds and to perform its obligations hereunder and thereunder, and (3)
         by all necessary action has been duly authorized to execute and deliver this Lease and the Bond Purchase Agreement, and any other documents required to be executed and delivered by it in connection with the issuance of the Bonds, acting by and through its duly authorized officers.

                  (b) No Defaults or Violations of Law. The execution and
         delivery of Financing Documents by the Tenant will not conflict with or result in a breach of any of the terms of, or constitute a default under, or create any lien, charge or encumbrance upon any property of the Tenant under the provisions of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Tenant is a party or by which it or any of its property is bound or its certificate of incorporation, bylaws, or any of the rules or regulations of any court or other governmental body applicable to the Tenant or its property. No event has occurred and no condition exists with respect to the Tenant that would constitute an "event of default" under any of the
         Financing Documents to which the Tenant is a party, or which, with the lapse of time or with the giving of notice or both, would reasonably be expected to become such an "event of default." The Tenant is not in violation in any material respect of its organization documents or any agreement or other instrument to which it is a party or by which it may be bound.

                  (c) Licenses, Permits and Approvals. The Tenant is duly
         authorized and has all necessary licenses and permits which can be obtained as of the date hereof to occupy and operate the Project under the laws and regulations of the United States, the State and the departments, agencies and political subdivisions thereof, and the
         Tenant has obtained or will obtain all requisite approvals of federal, state and local governmental bodies necessary for the acquisition, construction and equipping of the Project. The Project is in all material respects in compliance with all applicable federal, state and local zoning, subdivision, environmental, pollution control and other laws, rules and regulations, except where the violation thereof would not reasonably be expected to materially and adversely affect the properties, business, prospects, profits or conditions (financial or otherwise) of the Tenant, and except for any thereof the validity of which the Tenant is contesting in good faith by appropriate proceedings.

                  (d) Absence of Litigation. No litigation, proceedings or
         investigations are pending or, to the knowledge of the Tenant, threatened against the Tenant at law or in equity before any court, tribunal, governmental authority or arbitration board seeking to restrain, enjoin or in any way limit the approval or issuance and delivery of the Bonds, the Financing Documents to which the Tenant is a party, or which challenges the corporate existence or powers of the
         Tenant to enter into and carry out the transactions contemplated by this Lease or any other Financing Documents to which it is a party, or wherein an unfavorable determination could reasonably be expected to materially and adversely affect the validity or enforceability of the
         Bonds, this Lease, or any other Issuer Document to which the Tenant is a party or its ability to perform its obligations thereunder.

                  (e) Governmental Consent. Neither the Tenant nor any of its
         business or properties, nor any relationship between the Tenant and any other person, nor any circumstances in connection with the execution, delivery and performance by the Tenant of the Financing Documents to which the Tenant is a party, or the offer, issue, sale or delivery by the Issuer of the Bonds in the manner contemplated by the Bond Purchase
         Agreement, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Tenant other than those obtained as of the
         Issue Date of the Bonds; provided, however, that no representation is made as to any consents, approvals or authorizations required in connection with the construction or occupancy of the Project.

                  (f) Compliance with Law. To its knowledge, the Tenant is not in violation in any material respect of any laws, ordinances, governmental rules or regulations to which it is subject relating to the Project and has not failed to obtain any licenses, permits, franchises or other governmental authorizations relating thereto, and reasonably necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might reasonably be expected to materially and adversely affect the properties, business, prospects, profits or conditions (financial or otherwise) of the Tenant, except for any thereof the validity of which the Tenant is contesting in good faith by appropriate proceedings.

                  (g) Restrictions on Tenant. The Tenant is not a party to any contract or agreement that materially and adversely affects the
         Project. By entering into those of the Financing Documents to which the
         Tenant is a party, the Tenant has not committed a material violation of any contract or agreement that restricts the right or ability of the
         Tenant to incur or guarantee indebtedness for borrowed money.

                  (h) Inducement. The issuance of the Bonds by the Issuer and the expenditure of the proceeds thereof to acquire, construct and equip the Project for lease to the Tenant have induced the Tenant to locate and to expand the Project within the corporate limits of the Issuer.
         The issuance of the Bonds by the Issuer to enable the Tenant to acquire, construct and equip the Project will assist the Tenant in continuing to provide continued employment and industry within the environs of the Issuer.

                  (i) Location of Project. The project is located within the incorporated territory of the City of Dodge City, Kansas.

                  (j) Use of Proceeds. The proceeds from the sale of the Bonds will be used only for payment of Project Costs authorized and permitted by the Act.

         Section 2.04 No Purchase of Bonds by Issuer or Tenant. Except for
purchases to retire Bonds and purchases pursuant to Sections 3.01 and 3.04 of the Indenture, the Issuer and the Tenant agree that they will not purchase any
Segregated Series Bonds, directly or indirectly.

         Section 2.05 Survival of Representations. All representations of the
Issuer and the Tenant contained in this Lease or in any certificate or other instrument delivered by the Issuer and the Tenant pursuant to this Lease, the
Indenture, or any other Financing Document, or in connection with the transactions contemplated thereby, shall survive the execution and delivery thereof and the issuance, sale and delivery of the Bonds, as representations of facts existing as of the date of execution and delivery of the instruments containing such representations.

                                  ARTICLE III

       ISSUANCE OF THE BONDS; ACQUISITION, CONSTRUCTION, INSTALLATION AND
                            FINANCING OF THE PROJECT

         Section 3.01 Issuance of the Bonds. The Issuer shall issue the
Bonds for the purposes and upon the terms and conditions provided in this Lease and in the Indenture.

         Section 3.02 Agreement to Acquire, Construct and Complete the Project;
Use of Proceeds. As of the Issue Date of the Bonds, the Tenant shall have conveyed to the Issuer title to the Land and the buildings, improvements, machinery and equipment located thereon on the Bonds' Issue Date, subject to
Permitted Encumbrances, and the Tenant as agent of the Issuer shall cause the acquisition, construction, installation and equipping of the remainder of the
Project as described in Schedule I to the Indenture to be completed with reasonable dispatch. The Tenant agrees to obtain all licenses, permits and consents required for the acquisition, construction and installation of the
Project, and the Issuer shall have no responsibility therefor.

         The Tenant shall comply with all of the provisions and shall perform all obligations of the Tenant set forth in the Indenture with respect to the completion of the Project. The Tenant will not take any action or fail to take any action which would reasonably be expected to adversely affect the qualification of the Project under the Act.

         The Tenant shall provide, from its own funds, all moneys necessary to complete the Project. Bonds will be issued in the principal amount so advanced by the Tenant, up to a maximum of $120,000,000. The Tenant agrees that if
Project Costs exceed $120,000,000, Tenant shall pay such costs pursuant to the provisions of this Section, but shall not be entitled to the issuance of additional Bonds or to any reimbursement therefor from the Issuer or the Trustee nor shall it be entitled to any abatement, diminution or postponement of its payments hereunder.

         In addition, the Tenant agrees to pay the costs of issuance of the
Bonds by paying any or all of such costs directly or by depositing the same with the Trustee. Any monies so deposited with the Trustee shall be disbursed by the
Trustee in accordance with written instructions from the Tenant.

         The payment of Project Costs by the Tenant shall be evidenced by a certificate in the terms set forth in Exhibit B to the Indenture, signed by the
Authorized Tenant Representative and delivered to the Trustee. Absent manifest error, the certifications of the Tenant by each such certificate shall be conclusive as to the amount spent, and other information therein. The completion of the Project shall be evidenced to the Trustee by a certificate in the form set forth in Exhibit C to the Indenture, signed by the Authorized Tenant
Representative, delivered to the Trustee within 90 days of the date of completion of the Project.

         Section 3.03 Project Documents. The Tenant shall procure and maintain in its files and available for inspection by the Issuer, the Trustee or, if the
Letter of Credit is in effect, the Bank, upon

request, copies of all required licenses, permits and approvals required or necessary for the acquisition, construction, installation and equipping of the
Project from any governmental agency as may be necessary for such work, at such time as such documents become available and, except with respect to licenses and permits not then required, in any event by the time work is commenced on the portion of the Project to which they relate.

         Section 3.04 Changes to the Project. The Tenant may make, authorize or permit such changes to the Project as it may reasonably determine to be necessary or desirable; provided, however, that no such change shall be made to the Project that would cause a material change in the scope, nature, or function of the Project, unless the Tenant shall file with the Trustee:

                  (a) a certificate of the Authorized Tenant Representative to the effect that the Project will, after such change, continue to constitute facilities authorized and permitted to be financed under the
         Act, and such change will not result in any property of the Tenant being used for any purpose prohibited by this Lease or otherwise result in the Tenant failing to comply with any provisions of this Lease; and

                  (b) if at the time any Segregated Series of Bonds are
         outstanding, an opinion of Bond Counsel to the effect that such change shall be permitted by the Act and shall not impair the exclusion of interest on any of the Segregated Series Bonds from gross income of the owners thereof for federal income tax purposes.

         If any change would render materially inaccurate the description of the
Project in Schedule I to the Indenture, there shall be delivered to the Trustee a revised Schedule I containing a description of the Project that reflects the change in the Project, the accuracy of which shall have been certified by a certificate of the Authorized Tenant Representative.

         Section 3.05 [Reserved.]

         Section 3.06 Kansas Retailers' Sales Tax. The parties have entered into this Lease in contemplation that, under the existing provisions of K.S.A.
79-3606(d) and other applicable laws, sales of tangible personal property or services purchased in connection with construction of the Project are entitled to exemption from the tax imposed by the Kansas Retailers' Sales Tax Act. The
Issuer has obtained from the State and will allow the Tenant to furnish to the contractors and suppliers an exemption certificate for the construction of the
Project. The Tenant covenants that such sales tax exemption shall be used only in connection with the purchase of tangible personal property or services becoming a part of the Project.

         Section 3.07 Limitation of Issuer's Liability. ANYTHING CONTAINED IN
THIS LEASE TO THE CONTRARY NOTWITHSTANDING, ANY OBLIGATION THE ISSUER MAY INCUR
IN CONNECTION WITH THE UNDERTAKING OF THE PROJECT FOR THE PAYMENT OF MONEY SHALL
NOT BE DEEMED TO CONSTITUTE A DEBT OR GENERAL OBLIGATION OF THE ISSUER, THE
STATE OR ANY POLITICAL SUBDIVISION THEREOF, BUT SHALL BE PAYABLE SOLELY FROM THE
REVENUES AND RECEIPTS DERIVED BY IT FROM THIS LEASE AND THE LETTER OF CREDIT,
INCLUDING PAYMENTS MADE PURSUANT TO THE LETTER OF CREDIT. NO PROVISION IN THIS
LEASE OR ANY OBLIGATION HEREIN IMPOSED UPON THE ISSUER, OR THE BREACH THEREOF,
SHALL CONSTITUTE OR GIVE RISE TO OR IMPOSE UPON THE ISSUER, THE STATE OR ANY
POLITICAL SUBDIVISION THEREOF A PECUNIARY LIABILITY OR A CHARGE UPON ITS GENERAL
CREDIT OR TAXING POWERS. NO OFFICER OR MEMBER OF THE GOVERNING BODY OF THE
ISSUER SHALL BE PERSONALLY LIABLE ON THIS LEASE.

         Section 3.08 Disclaimer of Warranties. The Tenant recognizes that since the Project has been or will be acquired, constructed and equipped by the Tenant and by contractors and suppliers selected by the Tenant, THE ISSUER DOES NOT
MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE
MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS
SUITABILITY FOR THE PURPOSES OF THE TENANT.

                                   ARTICLE IV

                    LEASE OF THE PROJECT; PAYMENT PROVISIONS

         Section 4.01 Transfer of Title to the Land and the Project; Project
Contracts. Prior to or concurrently with the issuance of the Bonds, the
Tenant will convey the Land and the buildings and improvements located thereon to the Issuer, subject and subordinate to the Permitted Encumbrances, together with a bill of sale transferring to the Issuer title, subject and subordinate to the Permitted Encumbrances, to such portions of the Project constituting personal property as are then completed, installed or in progress. Concurrently with the delivery of the bill of sale, the Tenant shall also make provision for the discharge of any liens or encumbrances (other than unfiled mechanic's liens for work in progress) incurred by it in connection with the construction, installation or development of the Project, other than Permitted Encumbrances.
The Project itself is not pledged to secure payment of the Bonds within the meaning of the Act. The Issuer acknowledges that even though the Issuer will be vested with ownership of the Project as a result of its authorization, validation, sale, or issuance of the Bonds to finance the cost of the acquisition, construction, equipping, or installation of the Project, the only security for the Bonds will be Lease Payments, the moneys deposited in the funds and accounts created under the Indenture, and, to the extent applicable, the
Letter of Credit. At the time of delivery of the Certificate of Completion to the Trustee, the Tenant will also deliver a supplemental bill of sale, transferring title to all of its remaining right, title and interest in the
Project as completed to the Issuer.

         Prior to the delivery of this Lease, the Tenant has entered into one or more Project Contracts. Prior to the delivery hereof, certain work has been performed on the Project pursuant to said Project Contracts or otherwise. The
Issuer hereby designates the Tenant as Issuer's agent for the purpose of performing the Project Contracts and overseeing, directing, supervising and monitoring the design, construction and equipping of the Project. After the execution hereof, the Tenant shall cause the Project Contracts to be fully performed by the contractor(s), subcontractor(s) and supplier(s) thereunder in accordance with the terms thereof, and the Tenant covenants to cause the Project to be acquired, constructed and/or completed in accordance with the Project
Contracts. The Tenant will cause the construction and/or acquisition of the
Project to be in accordance with said Project Contracts. The Tenant shall have sole management and control of the Project. Any and all amounts received by
Issuer, Trustee or the Tenant from any of the contractors or other suppliers by way of breach of contract, refunds or adjustments shall be retained or delivered to the Tenant.

         Section 4.02 Granting of Leasehold Estate; Basic Term. As of the Issue
Date of the Bonds, the Issuer hereby rents, leases, and lets the Project to the
Tenant, and the Tenant hereby rents, leases, and hires the Project from the
Issuer, for the rentals and upon and subject to the terms and conditions herein contained, for the Basic Term. The Basic Term may be extended for the Additional
Term as set forth in Article XI of this Lease.

         Section 4.03 Lease Payments. The Tenant shall pay the following Lease
Payments to provide for payment of the interest on and principal of, and redemption premium, if any, on the Bonds, directly to

the Trustee, in immediately available funds, for deposit in the Bond Fund, on the following dates, and otherwise as set out below:

                  (a) Bond Fund--Interest: On or before 11:00 a.m., Central
         time, on each Interest Payment Date or any other date that any payment of interest is required to be made in respect of the Bonds pursuant to the Indenture, an amount which is, together with any other moneys available for such purpose in the Bond Fund other than Available
         Moneys, not less than the interest to become due on all Outstanding
         Bonds on such Interest Payment Date or other date that interest is due.

                  (b) Bond Fund--Principal: On or before 11:00 a.m., Central time, on each principal payment date on the Bonds (whether at maturity or upon mandatory sinking fund redemption or acceleration or otherwise), an amount which, together with any other moneys available for such purpose in the Bond Fund, is not less than the principal due on the Bonds on the next principal payment date by maturity, mandatory sinking fund redemption, acceleration or otherwise.

                  (c) Bond Fund--Redemption: On or before the date required by this Lease or the Indenture, the amount required to redeem Bonds then
         Outstanding if the Tenant exercises its right to redeem Bonds under any provision of the Indenture or if any Bonds are required to be redeemed
         (other than pursuant to mandatory sinking fund redemption provisions)
         under any provision of the Indenture.

         The Tenant shall receive a credit against its obligations to make the
Lease Payments under this Section and the obligation of the Tenant to make any such payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Bank to the Trustee under the Letter of
Credit; provided, however, that to the extent such payment is not made under the
Letter of Credit, the Tenant is obligated to make full payment.

         If the Tenant fails to make any of the payments required in this
Section, the item or installment so in default shall continue as an obligation of the Tenant until the amount in default shall have been fully paid, and the
Tenant agrees to pay the same with interest thereon from the date when such payment was due until paid in full, at the rate of interest borne by the Bonds.

         Section 4.04 Additional Payments. The Tenant shall make the following additional payments to the following Persons:

                  (a) Issuer Fees. The Tenant shall pay to the Issuer all
         reasonable expenses, including reasonable attorneys fees, incurred by the Issuer in relation to the Bonds and the transactions contemplated by this Lease, the Indenture and any of the Financing Documents,
         including costs and expenses to enforce the provisions of this Lease, and the reasonable fees of its counsel.

                  (b) Trustee Fees and Professional Fees. The Tenant shall pay to the Trustee and any authenticating agents, registrars, paying agents, counsel, accountants and other Persons when due, all reasonable fees, charges and expenses of such Persons for services rendered under the Indenture and under any of the Financing Documents and expenses incurred in the performance of such services under the Indenture and any of the Financing Documents for which such Persons are entitled to payment or reimbursement, including expenses of compliance with the Tax
         Agreement.

                  (c) Purchase Price of Tendered Bonds. The Tenant shall pay to the Trustee, at the times and in the amounts and manner therein specified, the amounts required in order to purchase

                                       10

         any Bonds tendered for purchase pursuant to the Indenture; provided, however, that the amounts required to be paid by the Tenant under this paragraph shall be reduced by the amounts made available for such purpose from the proceeds of the remarketing of such Bonds by the
         Remarketing Agent deposited in the Bond Fund or through payments by the Bank under the Letter of Credit deposited in the Bond Fund under
         Section 6.03 of the Indenture. The Tenant authorizes and directs the
         Trustee to demand money under the Letter of Credit in accordance with the provisions of the Reimbursement Agreement and the Indenture to the
         extent necessary for the purchase of Bonds pursuant to the Indenture.
         The Tenant authorizes and directs the Trustee to apply the payments made by the Tenant under this paragraph to the payment of the purchase price of Bonds.

                  (d) Advances By Trustee. The Tenant shall pay to the Trustee, the amount of all advances of funds made by the Trustee under the provisions of this Lease or the Indenture, with interest thereon at the prime rate announced from time to time by the Trustee.

                  (f) Costs of Enforcement. In the event the Tenant defaults under any of the provisions of this Lease and the Trustee employs attorneys or incurs other fees, charges and expenses for the collection of required payments or the enforcement of performance or observance of any obligation or agreement on the part of the Tenant contained in this
         Lease, the Tenant on demand therefor shall pay to the Trustee the reasonable fees of such attorneys and such other reasonable fees, charges and expenses so incurred by the Trustee. The Tenant also shall pay, and shall indemnify the Issuer and the Trustee from and against, all costs, expenses and charges, including reasonable counsel fees (to the extent permitted by law), incurred for the collection of payments due or for the enforcement or performance or observance of any covenant or agreement of the Tenant under this Lease, the Indenture or any other
         Financing Document.

                  (g) Other Amounts Payable. The Tenant shall pay to the Person or Persons entitled thereto, any other amounts which the Tenant has agreed to pay under this Lease, including all costs of issuance of the
         Bonds, or which the Tenant is required to pay under the Indenture.

         Section 4.05 Prepayment of Lease Payments. The Tenant shall have and is granted the option to prepay from time to time the amounts payable under this
Lease in sums sufficient to redeem or to pay or cause to be paid all or part of the Bonds in accordance with the provisions of the Indenture. Upon written notice and direction by the Tenant to the Trustee to redeem Bonds subject to optional redemption under the Indenture, the Trustee shall forthwith take all steps (other than the payment of the money required for such redemption)
necessary under the applicable redemption provisions of the Indenture to effect redemption of all or part of the then Outstanding Bonds, as may be specified by the Tenant, on the date established for such redemption. Whenever any Bonds shall have been called for optional redemption under any provision of the
Indenture, the Tenant shall deposit with the Trustee moneys in such amounts and at such times required to redeem such Bonds, including the principal, redemption premium, if any, and accrued interest thereon to the redemption date. The Tenant further agrees that in the event the payment of principal of and interest on the
Bonds is accelerated upon the occurrence of an event of default under this
Lease, all Lease Payments payable for the remainder of the term of this Lease shall be accelerated and prepayment shall be made on the Bonds in such amounts.
Any such prepayments shall be deposited in the Bond Fund, and applied by the
Trustee in accordance with the provisions of the Indenture.

         Section 4.06 Obligations Absolute and Unconditional. The obligations of the Tenant under this Lease are absolute and unconditional obligations of the
Tenant, and the full faith and credit of the Tenant is pledged to the payment of all amounts due and payable by the Tenant under this Lease. The Tenant shall pay all such amounts due and payable under this Lease using any and all available resources

                                       11

of the Tenant, as necessary. The Tenant shall pay all Lease Payments and other payments due under this Lease and perform its obligations, covenants and agreements under this Lease, without notice or demand, and without abatement, deduction, set-off, counterclaim, recoupment, discrimination or defense or any right of termination or cancellation arising from any circumstances whatsoever, including, without limiting the generality of the foregoing, failure of the
Tenant to complete the acquisition, construction, improving and equipping of the
Project, the occurrence of any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, the taking by eminent domain of title to or temporary use of any or all of the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either thereof or any failure of the Issuer or the Trustee to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Lease, and regardless of the invalidity of any portion of this Lease. To the extent permitted by law, the Tenant waives the provisions of any statute or other law now or hereafter in effect contrary to any of its obligations, covenants or agreements under this Lease or which releases or purports to release the Tenant therefrom. Nothing in this Lease shall be construed as a release of the Issuer from its obligations hereunder or waiver by the Tenant of any rights or claims the Tenant may have against the Issuer or the Trustee under this Lease or otherwise, but any recovery upon such rights or claims shall be had from the
Issuer and the Trustee separately, it being the intent of this Lease that the
Tenant shall be absolutely and unconditionally obligated to perform fully all of its obligations, agreements and covenants under this Lease for the benefit of the owners of the Bonds.

         Section 4.07 Assignment of Issuer's Rights. Under the Indenture, the
Issuer has pledged, assigned, transferred in trust and granted a security interest to the Trustee in all of the Issuer's rights, title and interest under this Lease (except for the Unassigned Issuer's Rights) as security for the
Bonds, and such rights, title and interest may be exercised, protected and enforced for or on behalf of the owners of the Bonds in conformity with this
Lease and the Indenture. The Trustee is hereby given the right to enforce, as assignee of the Issuer, the performance of the obligations of the Tenant under this Lease, and the Tenant hereby consents to the same and agrees that the
Trustee may enforce such rights as provided in this Lease and in the Indenture.
This Lease recognizes that the Trustee is a third party creditor-beneficiary of this Lease.

         Section 4.08   All Right, Title and Interest of the Issuer in the
Project Subject and Subordinate to the Existing Mortgage, the Existing Security
Agreement, the Existing Fixture Filings and the Existing Collateral Assignment
of Lease. The Issuer and the Tenant hereby acknowledge and agree that title to the Land and the Project has been conveyed to the Issuer, and the Land and the
Project are hereby leased to Tenant, subject and subordinate to the Existing
Mortgage, the Existing Security Agreement, the Existing Fixture Filings, the
Existing Collateral Assignment of Lease and all financing statements related thereto. The Issuer and the Tenant hereby represent, warrant and agree that the priority of the Existing Mortgage, the Existing Security Agreement, the Existing
Fixture Filings, the Existing Collateral Assignment of Lease and all related financing statements shall hereinafter be deemed first, prior and senior, for all purposes, to any interest which the Issuer may now or hereafter have in the
Land and Project and any interest which the Tenant may now or hereafter have in the Land and the Project pursuant to this Lease. The Issuer and the Tenant hereby agree that they will not contest the validity, perfection, priority or enforceability of the Existing Mortgage, the Existing Security Agreement, the
Existing Fixture Filings, the Existing Collateral Assignment of Lease and the
related financing statements. The Issuer and the Tenant further hereby acknowledge and agree that notwithstanding the date, manner or order of recording, filing or perfection of the liens, security interests, assignments or other encumbrances under any of the Existing Mortgage, the Existing Security
Agreement, the Existing Fixture Filings, the Existing Collateral Assignment of
Lease and any related financing statements, or any provision of the Uniform
Commercial Code of any jurisdiction or any other statute, law or decision governing or affecting

                                       12

the priority of any mortgage, deed of trust, lien, security interest, assignment or encumbrance or other right or interest with respect to real or personal property, the Existing Mortgage, the Existing Security Agreement, the Existing
Fixture Filings, the Existing Collateral Assignment of Lease and all related financing statements shall at all times rank first and senior in priority to any judgment, claim, lien, security interest, encumbrance or other interest that the
Issuer now has or hereafter acquires in or to the Land and the Project or that the Tenant now has or hereafter acquires in the Land or the Project pursuant to this Lease, as if all debts, liabilities and obligations secured by the Existing
Mortgage, the Existing Security Agreement, the Existing Fixture Filings, the
Existing Collateral Assignment of Lease and all related financing statements had been fully funded and were outstanding and the Existing Mortgage, the Existing
Security Agreement, the Existing Fixture Filings, the Existing Collateral
Assignment of Lease and all financing statements related thereto had been duly filed, recorded and placed of record in the appropriate recording office prior to recording or execution and delivery of any deed, bill of sale or other conveyance conveying title to the Land and the Project to the Issuer and prior to the recording of this Lease, regardless of the actual date of recording or filing of the Existing Mortgage, the Existing Security Agreement, the Existing
Fixture Filings, the Existing Collateral Assignment of Lease and all financing statements related thereto.

         The Issuer hereby acknowledges and agrees that, without notice to or consent by the Issuer, CoBank, ACB or any of its successors or assigns (and any other lender (or affiliate thereof) from time to time party to any credit facility agented by CoBank, ACB, or its successors or assigns) may amend, modify, restate or supplement any term, condition or provision of the Existing
Mortgage, the Existing Security Agreement, the Existing Fixture Filings, the
Existing Collateral Assignment of Lease, any financing statements related thereto, any credit agreement, any note and/or any other loan document now or hereafter related to any of the foregoing. Without limiting the generality of the foregoing, CoBank, ACB or any of its successors or assigns (and any other lender (or affiliate thereof) from time to time party to any credit facility agented by CoBank, ACB, or its successors or assigns) may, at any time and from time to time, without the consent of or notice to the Issuer and without incurring responsibility to Issuer or impairing or releasing any of its rights under the Existing Mortgage, the Existing Security Agreement, the Existing
Fixture Filings, the Existing Collateral Assignment of Lease, any financing statements related thereto, any credit agreement, any note and/or any other loan document now or hereafter related to any of the foregoing: (a) increase or reduce the principal amount of any debts, liabilities or other obligations thereunder or change the interest rates or change the amounts of payments or extend the time for payments or renew or otherwise alter in any manner the terms, conditions and provisions of the Existing Mortgage, the Existing Security
Agreement, the Existing Fixture Filings, the Existing Collateral Assignment of
Lease, any financing statements related thereto, any agreement, any note and/or any other document or instrument now or hereafter related to any of the foregoing; (b) sell, exchange, release or otherwise deal with any property at any time securing payment of any debts, liabilities or other obligations thereunder or any part thereof; (c) release anyone liable in any manner for the payment or collection of any debts, liabilities, or other obligations thereunder or any part thereof; (d) exercise or refrain from exercising any right against the Tenant or any other person or entity; and (e) apply any sums received, by whomsoever paid and however realized, to any debts, liabilities, or other obligations thereunder in such manner as CoBank, ACB, or its successor or assigns, shall deem appropriate.

         At the request of CoBank, ACB, or its successors or assigns, the Issuer shall execute and deliver to CoBank, ACB, or its successors or assigns, such further documents or agreements as CoBank, ACB, or its successors or assigns, shall reasonably request to evidence the subordination of all right, title and interest of the Issuer in and to the Land and the Project to the Existing
Mortgage, the Existing Security Agreement, the Existing Fixture Filings, the
Existing Collateral Assignment of Lease and all financing statements related thereto.

                                       13

                                   ARTICLE V

                  VARIABLE RATE CONVERSION AND LETTER OF CREDIT

         Section 5.01 Tenant Elections. Tenant has the absolute right, at its election, to exercise a Variable Rate Conversion and a Fixed Rate Conversion
under the Indenture and that, upon such election, the Issuer will execute all documents reasonably required to accommodate that Variable Rate Conversion and, if the election is a Tax Exempt Conversion, all documents reasonably required to apply for tax exempt bonding allocation.

         Section 5.02   The Letter of Credit. The Tenant shall cause the Bank
to deliver a Letter of Credit to the Trustee simultaneously with any Variable
Rate Conversion Date, and hereby authorizes and directs the Trustee thereafter, while the Letter of Credit is in effect, to draw moneys under the Letter of
Credit in accordance with the provisions of the Indenture to the extent necessary to make any payments of principal and purchase price of, and interest on, Bonds bearing interest at a Variable Rate, as and when the same become due.
The Letter of Credit delivered to the Trustee simultaneously with the Variable
Rate Conversion Date shall constitute an irrevocable obligation of the Bank to pay to the Trustee, upon request and in accordance with the terms thereof, up to an amount equal to the sum of (i) the principal amount of the Bonds then outstanding plus (ii) an amount equal to interest for 109 days on the principal amount of each Bond then outstanding at the Maximum Rate. The Tenant shall cause the Letter of Credit to be continuously maintained in full force and effect
(except when not required pursuant to Article VI of the Indenture) in an amount equal to the principal amount of the Outstanding Bonds bearing interest at a
Variable Rate plus required interest coverage thereon, until all of such Bonds have been paid in full or their payment provided for in accordance with the
Indenture.

         Unless the Tenant has elected, after conversion of some or all of the
Bonds to a Variable Rate, to convert all of such Bonds to a Fixed Interest Rate and such Bonds will not be secured by a Letter of Credit after the Second
Conversion Date, after furnishing a Letter of Credit the Tenant will exercise its best efforts to extend the term of the Letter of Credit the in effect or to cause an Alternate Letter of Credit to be delivered by the Bank to the Trustee not less than 30 days prior to the termination date of the Letter of Credit then in effect pursuant to the provisions of the Indenture.

         Section 5.03 Alternate Letter of Credit. Subject to the conditions set forth in the Indenture, the Tenant may provide for the delivery to the Trustee of an Alternate Letter of Credit in accordance with the provisions of the
Indenture. The Tenant shall furnish written notice to the Trustee, as described in the Indenture, notifying the Trustee of the Tenant's intention to exercise its option to provide for the delivery of an Alternate Letter of Credit to the
Trustee and instructing the Trustee to furnish notice to the owners of Bonds regarding the proposed delivery of the Alternate Letter of Credit, as set forth in the Indenture.

         If at any time there shall have been delivered to the Trustee an
Alternate Letter of Credit, together with the other documents and opinions required by the Indenture, then the Trustee shall accept such Alternate Letter of Credit and promptly surrender the previously held Letter of Credit to the issuer thereof for cancellation, in accordance with the terms of such Letter of
Credit. If at any time there shall cease to be any Bonds Outstanding under the
Indenture, or upon a Second Conversion Date if the Bonds will not thereafter be secured by a Letter of Credit, the Trustee shall promptly surrender the Letter of Credit to the issuer thereof, in accordance with the terms of such Letter of
Credit, for cancellation. The Trustee shall comply with the procedures set forth in the Letter of Credit relating to the termination thereof.

         Section 5.04 Rights of Bank. The provisions in this Lease relating to the Bank shall apply for so long as Bonds are Outstanding and a Letter of Credit remains in effect with respect to some or all of

                                       14

them, and the Bank is not insolvent and is not in default of its payment obligations under the Letter of Credit, unless any such provision is waived by the Bank or modified by agreement between the Bank and the Tenant. Anything contained in this Lease, the Indenture or the Bonds to the contrary notwithstanding, the existence of all rights given to the Bank under this Lease and the Indenture with respect to the giving of consents or approvals or the direction of proceedings are expressly conditioned upon its timely and full performance of a Letter of Credit. Any such rights shall not apply at any time that the Bank wrongfully fails to make any payment under the Letter of Credit which failure has not been cured; provided, that this Lease shall not in any way limit or affect the rights of the Bank as a owner of Bonds, as subrogee of an owner of Bonds or as assignee of an owner of Bonds or to otherwise be reimbursed and indemnified for its costs and expenses and other payment on or in connection with the Bonds or the Letter of Credit either by operation of law or at equity or by contract. The rights, if any, given to the Bank hereunder shall be further subject to the provisions of Article VI of the Indenture, and shall not apply to any provisions of this Lease affecting only Bonds not secured by a Letter of
Credit.

         Section 5.05 Limitation on Rights of the Bank. Notwithstanding any
provision of this Lease to the contrary, no consent of or notice to the Bank shall be required under any provision of this Lease nor shall the Bank have any right to consent to, direct or control any actions, restrictions, rights, remedies, waivers or acceleration pursuant to any provision of this Lease during any time which:

                  (a) the Bank has wrongfully failed to honor a properly
         presented draw made under and in strict compliance with the terms of the Letter of Credit which failure has not been cured; or

                  (b) a Letter of Credit is not in effect and no amounts are due and payable by the Tenant to the Bank under the Reimbursement
         Agreement.

         Section 5.06 Payments by Bank. The Bank shall, to the extent of any payments made by it pursuant to the Letter of Credit, be subrogated to all rights of the Issuer or its assigns (including, without limitation, the Trustee)
as to all obligations of the Tenant with respect to which such payments shall be made by the Bank, but, so long as any of the Bonds remain Outstanding under the terms of the Indenture, such right of subrogation on the part of the Bank shall be in all respects subordinate to all rights and claims of the Issuer for all payments which are then due and payable under the Indenture or otherwise arising under this Lease, the Indenture or the Bonds. The Trustee will, upon request, execute and deliver any instrument reasonably requested by the Bank to evidence such subrogation and the Trustee shall assign to the Bank its rights in any obligations of the Tenant with respect to which payment of the entire principal balance and accrued interest thereon shall be made by the Bank.

         Section 5.07 Tenant Purchase of Bonds. So long as the Letter of Credit or any Alternate Letter of Credit is in effect, the Trustee will not purchase
Bonds with any moneys provided by the Tenant, except as required by Section
4.04(c) hereof.

                                   ARTICLE VI

                        GENERAL COVENANTS AND PROVISIONS

         Section 6.01 Maintenance of Existence. Except as otherwise expressly provided in this Lease, the Tenant shall (1) preserve and keep in full force and effect its separate legal existence, and (2) remain qualified to do business and conduct its affairs in each jurisdiction where ownership of its property or the conduct of its business or affairs requires such qualification, except where failure to qualify would not be reasonably expected to have a material adverse effect on the Tenant.

                                       15

         Section 6.02 Possession, Maintenance and Use of Project.

                  (a) The Issuer covenants and agrees that, as long as no event of default under this Lease shall have occurred, the Tenant shall have sole and exclusive possession of the Project (subject to the Issuer's, the Bank's and the Trustee's right of access pursuant to Section 6.17 hereof) and shall and may peaceably and quietly have, hold, and enjoy the Project during the Lease Term. The Issuer covenants and agrees that it will not take any action, other than pursuant to Article VII of this
         Lease, to prevent the Tenant from having quiet and peaceable possession and enjoyment of the Project during the Lease Term and will, at the request and expense of the Tenant, defend the Tenant's enjoyment and possession thereof against all parties.

                  (b) The Tenant shall cause the Project to be maintained,
         preserved and kept in good repair and working order and condition and in as safe condition as its operations will reasonably permit and shall make all repairs, renewals, replacements and improvements thereof reasonably necessary for the efficient conduct of its business and operations. Nothing in this Section shall obligate the Tenant to preserve, repair, renew or replace any part of the Project no longer used or no longer useful in the conduct of its business, or prevent the
         Tenant from discontinuing the operation of any of its property or from removing any equipment or demolishing any building or buildings, if in its judgment (evidenced, in the case of such a cessation other than in the ordinary course of business, by a determination by its governing board) such discontinuance is desirable in the conduct of its business.
         The Tenant may make additions, alterations and changes to the Project so long as such additions, alterations and changes are made in compliance with the provisions of this Lease and will not result in a violation of the provisions of this Lease, and the Tenant may dispose of any part of the Project as permitted by this Lease. The Tenant may remove any part of the Project from the Project site(s) for the purpose of making repairs. The Tenant may remove, sell or otherwise dispose of any equipment constituting a part of the Project as long as it replaces such removed equipment with equipment performing the same or a similar function (unless such equipment is removed or disposed of as otherwise permitted in this section). In the case of a substitution, the Tenant will notify the Trustee and the Bank, if applicable, of the description of the equipment so substituted or disposed of. Subject to the provisions of this Article, the Tenant shall have the right to use the
         Project for any purpose allowed or not prohibited by law and contemplated by the Act. Except as provided in this Lease, the Issuer reserves no power or authority with respect to the operation of the
         Project by the Tenant and activities incident thereto, it being the intention of the parties to this Lease that so long as the Tenant shall duly and faithfully observe and perform all of the terms, covenants, provisions and agreements of this Lease, the Tenant shall manage, administer and govern the Project in its activities and affairs on a continuing day-to-day basis.

         Section 6.03 Compliance With Laws and Regulations. The Tenant shall conduct its affairs and carry on its business and operations relating to the
Project in such manner as to comply in all material respects with any and all applicable laws of the United States of America and the several states thereof and to observe and conform to all valid orders, regulations or requirements of any governmental authority applicable to the conduct of its business and operations and the ownership of its property, including without limitation environmental laws, orders, rules or regulations; provided, however, that nothing contained in this Lease shall require the Tenant to comply with, observe and conform to any such law, order, regulation or requirement of any governmental authority so long as the validity thereof shall be contested by the
Tenant in good faith by appropriate proceedings or where a failure to comply will not have a material adverse effect on the Tenant.

         Section 6.04 Payment of Taxes and Other Charges. Except as to any
property for which a property tax exemption has been approved, the Tenant shall pay or cause to be paid before they become

                                       16

delinquent all taxes, assessments and other governmental charges lawfully levied or assessed or imposed upon the Tenant or its property or any part thereof or upon any income therefrom; provided, however, that the Tenant shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment or governmental charge to the extent that the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and, if required by generally accepted accounting principles, the
Tenant shall have established and shall maintain adequate reserves on its books for the payment of the same.

         Section 6.05 Licenses and Permits. The Tenant shall not do or permit others under its control to do any work in or in connection with the Project or related to any repair, rebuilding, restoration, replacement, alteration of or addition to the Project, or any part thereof, unless all requisite municipal and other governmental permits and authorizations shall have first been procured and paid for. All such work shall be done in a good and workmanlike manner and in compliance in all material respects with all applicable building, zoning and other laws, ordinances, governmental regulations and requirements and in accordance with the requirements, rules and regulations of all insurers under the policies required to be carried under the provisions of this Lease;
provided, however, that nothing contained in this Lease shall require the Tenant to comply with, observe and conform to any such law, ordinance, regulation or requirement of any governmental authority so long as the validity thereof shall be contested by the Tenant in good faith by appropriate proceedings or where a failure to comply will not have a material adverse effect on the Tenant.

         The Tenant shall procure and maintain all licenses, permits and approvals necessary in the operation of the Project which the governing board of the Tenant determines are appropriate; provided, however, that the Tenant shall not be required to procure or maintain in effect any permit or license that the governing board of the Tenant determines in good faith, is not in the best interests of the Tenant and is no longer necessary in the conduct of its business.

         Section 6.06 Mechanic's Liens; Contest of Liens. The Tenant shall not do or suffer anything to be done whereby the Project, or any part thereof, may be encumbered by any mechanic's or other similar lien and if, whenever and so often as any mechanic's or other similar lien is filed against the Project, or any part thereof, the Tenant shall discharge the same of record within 30 days after the date of filing. Notice is hereby given that the Issuer does not authorize or consent to and shall not be liable for any labor or materials furnished to the Tenant or anyone claiming by, through or under the Tenant upon credit, and that no mechanic's or similar liens for any such labor, services or materials shall attach to or affect the estate of the Issuer in and to the
Project, or any part thereof. The Tenant, notwithstanding the above, shall have the right to contest any such mechanic's or other similar lien if within said
30-day period stated above it (i) notifies Issuer and Trustee in writing of its intention so to do, and if requested by the Issuer, deposits with the Trustee a surety bond issued by a surety company acceptable to the Issuer as surety, in favor of the Issuer or cash, in the amount of the lien claim so contested, indemnifying and protecting the Issuer from and against any liability, loss, damage, cost and expense of whatever kind or nature growing out of or reasonably connected with said asserted lien and the contest thereof, and (ii) diligently prosecutes such contest, at all times effectively staying or preventing any official or judicial sale of the Project or any part thereof or interest therein, under execution or otherwise, and (iii) promptly pays or otherwise satisfies any final judgment adjudging or enforcing such contested lien claim and thereafter promptly procures record release or satisfaction thereof.

         Section 6.07 General Indemnity. The Tenant shall pay and indemnify and save the Issuer and the Trustee and their respective members, directors, officers, employees and agents harmless from and against all loss, liability, damage or expense arising out of the issuance of the Bonds and the execution of this Lease and the other Financing Documents, including, but not limited to, claims for loss or damage to any property or injury to or death of any person, asserted by or on behalf of any person,

                                       17

firm, corporation or governmental authority arising out of or reasonably connected with the Project, or the conditions, occupancy, use, possession, conduct or management of, or any work done in or about, the Project. The Tenant shall also pay and indemnify and save the Issuer and the Trustee and their respective members, directors, officers, employees and agents harmless of, from and against, all costs, reasonable counsel fees (to the extent permitted by law), expenses and liabilities incurred by them in any action or proceeding brought by reason of any claim, demand, expense, penalty, fine or judgment. If any action or proceeding is brought against the Issuer or the Trustee or their respective members, directors, officers, employees or agents by reason of any such claim or demand, the Tenant, upon notice from the Issuer or the Trustee, covenants to defend such action or proceeding on demand of the Issuer or the
Trustee or their respective members, directors, officers, employees or agents.
The Tenant shall also pay and indemnify the Issuer and the Trustee from and against, all costs, expenses and charges, including reasonable counsel fees (to the extent permitted by law), incurred after default of the Tenant in enforcing any covenant or agreement of the Tenant contained in this Lease, the Indenture or any other Financing Documents.

         Notwithstanding the foregoing, the Tenant shall have no obligation or liability to indemnify the Issuer or the Trustee or their respective members, directors, officers, employees and agents against claims or liability for damages caused by or resulting from the negligence, willful misconduct or breach of contract of such indemnitee or any member, director, officer, employee or agent thereof.

         Section 6.08 Environmental Provisions.

                  (a) The Tenant hereby covenants that it will not cause or
         permit any Hazardous Materials (as defined herein) to be placed, held, located or disposed of, on, under or at the Land or the Project, other than in the ordinary course of business and in compliance with all applicable Environmental Laws.

                  (b) In furtherance and not in limitation of any indemnity
         elsewhere provided to the Issuer hereunder and in the Indenture, the
         Tenant hereby agrees to indemnify and hold harmless the Issuer, the
         Trustee and the holders of the Bonds from time to time from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment, costs of investigation, consultants, testing, sampling, cleanup, or defense, and claims of any and every kind paid, incurred or suffered, with respect to, or as a direct or indirect result of, the actual or alleged presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Land or the Project of any Hazardous Substance (including, without limitation, any losses, liabilities, reasonable attorneys'
         fees, costs of any settlement or judgment or claims asserted or arising under any federal, state or local Environmental Law or so-called
         "Superfund" or "Super lien" law, or any other applicable Environmental
         Law, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, or standard of conduct concerning, any Hazardous Substance) regardless of whether or not caused by or within the control of the Tenant.

                  (c) If the Tenant receives any notice of (1) the happening of any event involving the use, other than in the ordinary course of business and in compliance with all applicable Environmental Laws, spill, release, leak, seepage, discharge or cleanup of any Hazardous
         Substance on the Land or the Project or in connection with the Tenant's operations thereon or (2) any complaint, order, citation or notice with regard to air emissions, water discharges or any other environmental, health or safety matter affecting the Tenant (an "Environmental
         Complaint") from any person (including, without limitation, the United
         States Environmental Protection Agency (the "EPA"), and the Kansas
         Department of Health and Environment ("KDHE") then the Tenant shall immediately notify the Issuer and the Trustee in writing. With respect to any such notice that relates to a condition or conditions on the
         Project site, the Tenant shall promptly initiate action to

                                       18

         remediate the conditions cited in the notice, and shall diligently pursue such remediation at its expense to the satisfaction of the city authority.

                 (d) If the Tenant fails to initiate action to remediate as required in subsection (c) of this Section, or otherwise fails to discharge its obligations under this Section 6.08, the Issuer shall have the right, but not the obligation, and without limitation of the
         Issuer's other rights under this Lease, to enter the Project or to take such actions as it may deem necessary or advisable to inspect, clean up, remove, resolve or minimize the impact of, or to otherwise deal with, any Hazardous Substance or Environmental Complaint following receipt of any notice asserting the existence on the Project of any
         Hazardous Substance or an Environmental Complaint pertaining to the
         Project or any part thereof which, if true, could result in an order, suit or other action against the Tenant and/or which, in the reasonable judgment of the Issuer, could jeopardize its interests under this
         Lease. All reasonable costs and expenses incurred by the Issuer in the exercise of any such rights shall be payable by the Tenant as
         Additional Rent on demand, and if not so paid, shall bear interest until paid at the average rate of interest on the Bonds plus 200 basis points.

                  (e) The Tenant shall not install nor permit to be installed in the Project friable asbestos or any substance containing asbestos and deemed hazardous by Environmental Law applicable to the Project and respecting such material, and with respect to any such material currently present in the Project, shall promptly either (1) remove any material which such applicable regulations deem hazardous and require to be removed or (2) otherwise comply with such applicable
         Environmental Law, at the Tenant's expense. If the Tenant shall fail to so remove or otherwise comply, the Issuer may declare an Event of
         Default and/or do whatever is necessary to eliminate said substances from the Project or otherwise comply with the applicable Environmental
         Law or order, and the costs thereof shall be payable by the Tenant on demand, and if not so paid, shall bear interest until paid at the average rate of interest on the Bonds plus 200 basis points. The Tenant shall defend, indemnify, and save the Issuer, the Trustee and the holders of the Bonds harmless from all costs and expenses (including consequential damages) asserted or proven against the Tenant, or incurred to comply with such regulations.

                  (f) The provisions of this Section 6.08 shall survive the
         termination of this Lease or exercise of the Tenant's option to purchase the Project, except with respect to obligations which arise solely and exclusively as a result of the use, spill, release, leak, seepage or discharge of Hazardous Materials on the Land or the Project after the Project is no longer occupied by the Tenant.

         Section 6.09 Insurance. The Tenant shall maintain insurance coverage, through responsible and reputable insurance carriers or self-insurance or other alternative risk management programs, with respect to the Project and the
Tenant's operations with respect to the Project, covering such risks that are of an insurable nature and of a character customarily insured against by business operating similar properties and engaged in similar operations (including but not limited to property and casualty, general liability, business interruption, worker's compensation and employee dishonesty) and in such amounts as, in its judgment, are adequate to protect the Project, the Tenant and its operations with respect to the Project. To the extent the Tenant is required to carry insurance by the Reimbursement Agreement, the provisions of the Reimbursement
Agreement shall govern as to risks insured, amounts of coverage and payment of losses.

         Section 6.10 Financial and Other Information. So long as any of the
Bonds are Outstanding, and are owned by any Registered Owner other than the
Tenant, the Tenant shall furnish or cause to be furnished to the Trustee the following information:

                                       19

                  (a) No later than January 30 of each year, a certificate of the Authorized Tenant Representative stating that no event which constitutes an Event of Default hereunder or which with the giving of notice or the passage of time or both would constitute an Event of
         Default has occurred and is continuing as of the end of the Tenant's most recently completed fiscal year, or specifying the nature of such event and the actions taken and proposed to be taken by the Tenant to cure such default.

                  (b) Upon an event of default under Section 9.01 of the
         Indenture and continuing until such event of default has been cured, copies of its complete financial statements for the previous five years
         (including balance sheets, statements of revenues and expenses, statements of cash flow or such other schedules as are required by generally accepted accounting principles), copies of all financial statements issued by the Tenant and other financial information reasonably requested by the Trustee and all relevant regular or periodic reports which the Tenant may be required to file with any federal or state department, bureau, commission or agency and which are otherwise available for public inspection at such department, bureau, commission or agency. The requirements of this subsection (b) shall be deemed complied with as to any Bonds payable from a Letter of Credit upon compliance by the Tenant with the financial information reporting requirements of the Reimbursement Agreement.

         Section 6.11 Consolidation, Merger, Conveyance or Transfer of Property.
Except during any period during which all the Bonds are owned by the Tenant, the
Tenant shall not consolidate with or merge into any other Person or convey or transfer its property substantially as an entirety to any Person, and unless the following conditions are met:

                  (a) such merger, consolidation, conveyance or transfer is on such terms as shall fully preserve the lien and security of the
         Indenture and the rights and powers of the Trustee and the owners of the Bonds under the Indenture and this Lease;

                  (b) the Person formed by such consolidation or into which the
         Tenant is merged or the Person which acquires by conveyance or transfer the Tenant's property substantially as an entirety is a corporation or other legal entity organized and existing under the laws of the United
         States of America or any state thereof, is authorized to conduct business in the State, and shall execute and deliver to the Trustee a written instrument in form reasonably satisfactory to the Trustee, containing an assumption by such successor of the due and punctual payment of all payment obligations under this Lease and the performance and observance of every covenant and condition of this Lease to be performed or observed by the Tenant;

                  (c) the Trustee receives a certificate of the Authorized
         Tenant Representative stating that, immediately after giving effect to such transaction, (1) no event of default hereunder shall have occurred and be continuing (unless an event of default has occurred in which case the event of default shall be described and be accompanied by a written waiver of such event of default by the Bank); and (2) the successor or transferee shall possess such permits, licenses and approvals to operate such property as may be required if it is to operate such property; and

                  (d) the Trustee and the Issuer receive an opinion of counsel to the effect that (1) such consolidation, merger, conveyance or transfer complies with this Section and all conditions precedent herein provided for relating to such transaction have been complied with; and
         (2) the successor or transferee which is the surviving entity is liable for all Lease Payments and Additional Payments, as if the Lease were originally made with such Person.

                                       20

         Upon any consolidation or merger or any conveyance or transfer of the
Tenant's property substantially as an entirety in accordance with this Section, the successor corporation or other entity formed by such consolidation or into which the Tenant is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Tenant under this Lease with the same effect as if such successor corporation or other entity had been named as the Tenant herein.

         Section 6.12 Continuing Disclosure. As initially issued, the Bonds are exempt from the disclosure requirements of Rule 15c2-12 (the "Rule") promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange
Act of 1934, as amended, and neither the Tenant nor the Issuer is under any obligation under the Rule to provide or cause to be provided any annual financial information, operating data or notices of certain material events with respect to the Bonds. In the event such exemption from the Rule no longer applies, the Tenant will provide or cause to be provided, in accordance with the requirements of the Rule (i) certain annual financial information and operating data, if customarily prepared and publicly available, and (ii) timely notice of the occurrence of certain material events with respect to the Bonds, and will take all other actions as are necessary and appropriate to comply with and carry out the continuing disclosure requirements of the Rule.

         Section 6.13 Assignment by the Tenant. Except for assignments which constitute a Permitted Encumbrance and except for further assignments by the
Tenant in favor of CoBank, ACB, its successors and assigns, the Tenant shall not assign this Lease, as a whole or in part, without the prior written consent of the Bank and the Issuer, and, unless such assignment is pursuant to a merger, consolidation or transfer of the Tenant's property substantially as an entirety permitted under (or not prohibited by) this Lease, the following conditions are met:

                  (a) Such assignment of this Lease shall not relieve the Tenant from primary liability for any of its obligations under this Lease, and in the event of any such assignment, the Tenant shall continue to remain primarily liable for payment of the amounts specified in this
         Lease and the performance and observance of the other agreements to be performed and observed by the Tenant under this Lease to the same extent as though no assignment had been made.

                  (b) The assignee shall assume the obligations of the Tenant under this Lease to the extent of the interest assigned.

                  (c) The Tenant shall give prior written notice of such
         assignment to the Issuer, the Trustee and, if the Letter of Credit is
         in effect, the Bank, and within 30 days after the delivery thereof, shall furnish or cause to be furnished to the Issuer, the Trustee and, if the Letter of Credit is in effect, the Bank a true and complete copy of each assignment and assumption of obligations.

         Section 6.14 Covenants under Financing Documents. The Tenant shall perform or cause to be performed all covenants and agreements required on the part of the Tenant under the Financing Documents, and shall deliver to the
Trustee all reports, opinions and other documents required by the Financing
Documents to be submitted by the Tenant to the Trustee at the times required by all Financing Documents.

         Section 6.15 Depreciation and Investment Tax Credit. The Issuer agrees that any depreciation or investment tax credit with respect to the Project or any part thereof shall be made available to the Tenant, and the Issuer will fully cooperate with the Tenant in any effort by the Tenant to avail itself of any such depreciation or investment tax credit.

                                       21

         Section 6.16 Ad Valorem Taxes. The parties acknowledge that under the existing provisions of K.S.A. 79-201a, as amended, the property acquired, constructed or purchased with the proceeds of the Bonds (except such property used for certain retail uses) could receive exemption from ad valorem taxation for a period up to 10 calendar years after the calendar year in which the Bonds are issued, provided the Issuer has complied with certain notice, hearing and procedural requirements established by law, and proper application has been made. The Issuer will, at the Tenant's request, with information furnished by
Tenant and Trustee, make all necessary filings regarding the application for such ad valorem tax exemption promptly after January 1 in the year immediately after the year in which such Bonds were issued, but in any event on or before
March 1 in such year, and will renew said application from time to time and take any other action as may be necessary to maintain such ad valorem tax exemption in full force and effect for the maximum period of 10 years, in accordance with
K.S.A. 79-201a, 79-210 et seq. and the requirements of the State Board of Tax
Appeals. If it becomes necessary to litigate the issue of availability or applicability of the ad valorem tax exemption, Issuer will cooperate fully with
Tenant in pursuing such litigation, but all litigation costs and reasonable attorney fees must be paid by Tenant, either directly or as Additional Payments.

         Section 6.17 Access to the Project and Inspection; Operation of the
Project. The Issuer and the Trustee shall have the right, at all reasonable times upon the furnishing of reasonable notice under the circumstances, to enter upon the Project and to examine and inspect the Project. The Tenant will execute, acknowledge and deliver all such further documents and do all such other acts and things as may be necessary to grant to the Issuer and the Trustee such right of entry. The Issuer and the Trustee shall also be permitted, at all reasonable times upon reasonable notice under the circumstances, to examine the books and records of the Tenant with respect to the Project and the obligations of the Tenant hereunder.

         Section 6.18 Agreement of Issuer Not to Assign or Pledge the Project;
Certain Modifications and Amendments to the Indenture.

                  (a) Except for the assignment and pledge of the Trust Estate in the Indenture, and the Assignment of the Issuer's rights to the
         Trustee, the Issuer agrees, unless required by the terms of any of the
         Permitted Encumbrances, that it will not attempt to further assign, pledge, transfer or convey its interest in or create any assignment, pledge, lien, charge or encumbrance of any form or nature with respect to any of the property, moneys, securities and rights granted by the
         Issuer to the Trustee under the Granting Clauses of the Indenture, and

                  (b) The Issuer agrees, unless required by the terms of any of the Permitted Encumbrances, that it will not consent to modifications or amendments to the Indenture without the prior written consent of the
         Tenant if the effect of such modification or amendment could adversely impact the Tenant.

         Section 6.19 Alteration of Project. The Tenant shall have and is hereby given the right, at its sole cost and expense, to make such changes and alterations in and to any part of the Project as the Tenant from time to time may deem necessary or advisable without consent of the Issuer or the Trustee.
All changes and alterations made by the Tenant pursuant to the authority of this
Article shall (a) be made in a workmanlike manner and in material compliance with all laws and ordinances applicable thereto, (b) when commenced, be prosecuted to completion with due diligence, and (c) when completed, shall be deemed a part of the Project; provided, however, that additions of machinery, equipment and/or personal property of the Tenant, not purchased or acquired from proceeds of the Bonds and not constituting a part of the Project shall remain the separate property of the Tenant and may be removed by the Tenant at any time; provided further, however, that all such additional machinery, equipment and/or personal property which remains in the Project 90 days after the termination of this Lease for any cause other than the purchase of the Project pursuant to Article X hereof shall thereupon become the separate and absolute property of Issuer.

                                       22

         Section 6.20 Additions to Project. The Tenant shall have and is hereby given the right, at its sole cost and expense, to construct on the Project site(s) or within areas occupied by the Project, or in airspace above the
Project, such additional buildings and improvements as the Tenant from time to time may deem necessary or advisable. All additional buildings and improvements constructed by the Tenant pursuant to the authority of this Article shall, during the Term, remain the property of the Tenant and may be added to, altered or razed and removed by the Tenant at any time during the Term hereof. The
Tenant covenants and agrees (a) to make any repairs and restorations required to repair any damage to the Project because of the construction of, addition to, alteration or removal of, said additional buildings or improvements, (b) to keep and maintain said additional buildings and improvements in good condition and repair, ordinary wear and tear excepted, and (c) to promptly and with due diligence either raze and remove from the Project site(s), in a good, workmanlike manner, or repair, replace or restore such of said additional buildings or improvements as may from time to time be damaged by fire or other casualty, and (d) that all additional buildings and improvements constructed by the Tenant pursuant to this Article which remain in place 90 days after the termination of this Lease for any cause other than the purchase of the Project pursuant to Article X hereof shall thereupon become the separate and absolute property of Issuer; provided, however, the Tenant shall have the right, prior to or within 90 days after the termination of this Lease, to remove from or about the Project the buildings, improvements, machinery, equipment, personal property, furniture and trade fixtures which the Tenant owns under the provisions of this Lease and are not a part of the Project.

         Section 6.21 Utilities. All utilities and utility services used by the
Tenant in, on or about the Project shall be contracted for by the Tenant in the
Tenant's own name and the Tenant shall, at its sole cost and expense, procure any and all permits, licenses or authorizations necessary in connection therewith. Any refunds of charges for utility services will be prorated based on possession.

                                  ARTICLE VII

                              DEFAULT AND REMEDIES

         Section 7.01 Events of Default. The term "event of default,"
wherever used in this Lease, means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any Lease Payment required by
         Section 4.03 hereof when the same becomes due and payable (whether at maturity, upon proceedings for redemption, by acceleration or otherwise); or

                  (b) default in the payment of the purchase price of tendered
         Bonds required by Section 4.04(c) hereof; or

                  (c) default in the performance, or breach, of any covenant or agreement of the Tenant in this Lease (other than a covenant or agreement a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 90 days after there has been given to the Tenant by the Issuer or the Trustee or to the Tenant and
         the Trustee by the owners of at least 25% in principal amount of the
         Bonds Outstanding, a written notice specifying such default or breach and requiring it to be remedied; provided, that if such default cannot be fully remedied within such 90-day period, but can reasonably be expected to be fully remedied, such default shall not constitute an event of default

                                       23

         if the Tenant shall promptly upon receipt of such notice commence the curing of such default and shall thereafter prosecute and complete the same with due diligence and dispatch; or

                 (d) any representation or warranty made by the Tenant in this
         Lease or in any written statement or certificate furnished to the
         Issuer or the Trustee or the purchaser of any Bond in connection with the sale of any Bond or furnished by the Tenant pursuant to this Lease proves untrue in any material respect as of the date of the issuance or making thereof and shall not be corrected or brought into compliance within 90 days after there has been given to the Tenant by the Issuer or the Trustee or to the Tenant and the Trustee by the owners of at least 25% in principal amount of the Bonds Outstanding, a written notice specifying such default or breach and requiring it to be remedied; provided, that if such default cannot be fully remedied within such 90-day period, but can reasonably be expected to be fully remedied, such default shall not constitute an event of default if the
         Tenant shall promptly upon receipt of such notice commence the curing of such default and shall thereafter prosecute and complete the same with due diligence and dispatch; or

                  (e) the entry of a decree or order by a court having
         jurisdiction in the premises for relief in respect of the Tenant, or adjudging the Tenant a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, adjustment or composition of or in respect of the Tenant under the United States Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of or for the Tenant or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order remains unstayed and in effect for a period of 90 consecutive days; or

                  (f) the commencement by the Tenant of a voluntary case, or the institution by the Tenant of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the Tenant of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, arrangement or relief under the United States Bankruptcy Code or any other applicable federal or state law, or the consent or acquiescence by it to the filing of any such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Tenant or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability or its failure to pay its debts generally as they become due, or the taking of corporate action by the Tenant in furtherance of any such action.

         Promptly after the chief executive officer or chief financial officer of the Tenant may reasonably be deemed to have knowledge of a default hereunder, the Tenant will deliver to the Trustee a written notice specifying the nature and period of existence thereof and the action the Tenant is taking and proposes to take with respect thereto.

         Section 7.02 Acceleration of Maturity; Rescission and Annulment.
Subject to the rights of the Bank under Section 5.04 and Section 7.03 hereof, if an Event of Default under this Lease occurs and is continuing, the Trustee, as assignee of the Issuer, may, and if requested by the owners of not less than 25%
in principal amount of the Bonds Outstanding shall, by written notice to the
Tenant and the Issuer, declare all Lease Payments for the remainder of the Lease
Term to be due and payable, together with interest on overdue payments of principal and redemption premium, if any, and, to the extent permitted by law, interest, at the rate or rates of interest specified in the Bonds, without presentment, demand or protest, all of which are expressly waived, and upon any such declaration, such amounts shall become immediately due and payable.

                                       24

         At any time after such a declaration of acceleration has been made, but before any judgment or decree for payment of money due under this Lease has been obtained by the Trustee as hereinafter in this Article provided, the Trustee may, by written notice to the Tenant, rescind and annul such declaration and its consequences if

                  (a) the Tenant has deposited with the Trustee a sum sufficient to pay

                           (1) all Lease Payments which have become due
                  otherwise than by such declaration of acceleration and
                  interest thereon at the rate or rates prescribed therefor in the Bonds, and

                           (2) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses,
                  disbursements and advances of the Trustee, its agents and
                  counsel; and

                  (b) all Events of Default, other than the non-payment of Lease
         Payments which have become due solely by such declaration of acceleration, have been cured or have been waived as provided in
         Section 7.07 of this Lease.

         No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

         Section 7.03 Exercise of Remedies by the Trustee. Subject to the rights of the Bank under Section 5.04 and Section 7.03(d) hereof, upon the occurrence and continuance of any event of default under this Lease, unless the same is waived as provided in this Lease, the Trustee, as assignee of the Issuer, subject to any restrictions thereon contained in any of the Permitted
Encumbrances, shall have the following rights and remedies, in addition to any other rights and remedies provided under this Lease or by law:

                  (a) Right to Bring Suit, Etc. The Trustee may pursue any
         available remedy at law or in equity by suit, action, mandamus or other proceeding to enforce the payment of Lease Payments, including interest on overdue principal (and premium, if any) and on overdue installments of interest, and any other sums due under this Lease, to enforce and compel the performance of the duties and obligations of the Tenant as set forth in this Lease and to enforce or preserve any other rights or interests of the Trustee under this Lease existing at law or in equity.

                  (b) Relet the Project. Without terminating this Lease, the
         Trustee may reenter the Project, or take possession thereof pursuant to legal proceedings or pursuant to any notice provided for by law, and having elected to reenter or take possession of the Project without terminating this Lease, the Trustee shall use reasonable diligence to relet the Project, or parts thereof, for such term or terms and at such rental and upon such other terms and conditions as the Issuer or the
         Trustee may deem advisable, with the right to make alterations and repairs to the Project, and no such reentry or taking of possession of the Project by the Trustee shall be construed as an election on the
         Issuer's part to terminate this Lease, and no such reentry or taking of possession by the Trustee shall relieve the Tenant of its obligation to pay Lease Payments (at the time or times provided herein), or of any of its other obligations under this Lease, all of which shall survive such reentry or taking of possession, and the Tenant shall continue to be absolutely liable for all Lease Payments provided for in this Lease until the end of the Lease Term, whether or not the Project shall have been relet, less the net proceeds, if any, of any reletting of the
         Project after deducting all of the Trustee's reasonable expenses in or in connection with such reletting, including without limitation all repossession costs, brokerage commissions, legal expenses,

                                       25

         expenses of employees, alteration costs and expenses of preparation for reletting. Said net proceeds of any reletting shall be deposited in the Bond Fund.

                  Having elected to reenter or take possession of the Project without terminating this Lease, the Issuer or the Trustee may, by notice to the Tenant and the Bank (if a Letter of Credit is in effect)
         given at any time thereafter while the Tenant is in default in the payment of Lease Payments or in the performance of any other obligation under this Lease, elect to terminate this Lease on a date to be specified in such notice, which date shall be not earlier than 30 days after reentry, and if all defaults shall not have then been cured, on the date so specified, this Lease shall thereupon be terminated and no such termination shall relieve the Tenant of its obligations under this
         Lease. If in accordance with any of the foregoing provisions of this
         Article the Issuer shall have the right to elect to reenter and take possession of the Project, the Trustee may enter and expel the Tenant and those claiming by, through or under the Tenant and remove the property and effects of both or either (forcibly if necessary) without being guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant. The
         Trustee may take whatever action at law or in equity which may appear necessary or desirable to collect Lease Payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Tenant under this Lease.

                  (c) Exercise of Remedies at Direction of Owners of Bonds. If
         requested in writing to do so by the owners of not less than 25% in principal amount of Bonds Outstanding and if indemnified as provided in the Indenture, the Trustee shall be obligated to exercise such one or more of the rights and remedies conferred by this Article as the
         Trustee shall deem most expedient in the interests of the owners of
         Bonds.

                  (d) Restoration of Positions. If the Trustee has instituted any proceeding to enforce any right or remedy under this Lease by suit, foreclosure, the appointment of a receiver, or otherwise, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, then and in every case the
         Issuer, the Tenant, the Trustee, the Bank and the owners of Bonds shall, subject to any determination in such proceeding, be restored to their former positions and rights hereunder, and thereafter all rights and remedies of the Trustee shall continue as though no such proceeding had been instituted.

                  Any provision herein to the contrary notwithstanding, unless an event of default described in Section 9.01 of the Indenture shall have occurred and be continuing, the Trustee, as assignee of the
         Issuer, shall exercise the remedies provided for hereunder only if and as directed in writing by the Bank (if a Letter of Credit is in effect)
         and shall not waive any event of default without the prior written consent of the Bank (if a Letter of Credit is in effect); provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Lease and the Indenture.

         Section 7.04 Application of Moneys Collected. Any moneys collected by the Trustee pursuant to this Article (after the deductions for payment of costs and expenses of proceedings resulting in the collection of such moneys) together with any other sums then held by the Trustee as part of the Trust Estate, shall be applied as provided in the Indenture and, in case of the distribution of such money on account of principal (or premium, if any) or interest on the Bonds, shall be credited against amounts due under this Lease.

         Section 7.05 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and

                                       26

remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 7.06 Delay or Omission Not Waiver. No delay or omission of the
Trustee to exercise any right or remedy accruing upon an event of default shall impair any such right or remedy or constitute a waiver of any such event of default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the owner of Bonds may be exercised from time to time and as often as may be deemed expedient by the Trustee.

         Section 7.07 Waiver of Past Defaults. Subject to the provisions of
Section 5.04 and Section 7.03 hereof, before any judgment or decree for payment of money due has been obtained by the Trustee as provided in this Article, the owners of a majority in principal amount of the Bonds Outstanding may, by written notice delivered to the Trustee and the Tenant, on behalf of the owners of all the Bonds waive any past default hereunder and its consequences, except a default

                  (a) in the payment of the principal of (or premium, if any) or interest on any Bond, or

                  (b) in respect of a covenant or provision hereof which under
         Article VII cannot be modified or amended without the consent of the owner of each Outstanding Bond affected.

         With respect to the defaults specified in (a) and (b), the owners of all of the principal amount of the Bonds Outstanding, may, by written notice delivered to the Trustee and the Tenant, waive any past default hereunder and its consequences.

         Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose of this Lease; but no such waiver shall extend to or affect any subsequent or other default or impair any right or remedy consequent thereon.

         Section 7.08 Advances by Trustee. If the Tenant fails to make any payment or perform any of its covenants in this Lease, the Trustee may, at any time and from time to time, use and apply any moneys held by it under the
Indenture, or make advances, to effect payment or performance of any such covenant on behalf of the Tenant; provided that moneys drawn under the Letter of
Credit and held by the Trustee may only be used to pay principal and interest on the Bonds. All moneys so used or advanced by the Trustee, together with interest at the Trustee's announced prime rate per annum, shall be repaid by the Tenant upon demand and such advances shall be secured under the Indenture prior to the
Bonds. For the repayment of all such advances the Trustee shall have the right to use and apply any moneys at any time held by it under the Indenture but no such use of moneys or advance shall relieve the Tenant from any default hereunder.

                                  ARTICLE VIII

                               SUPPLEMENTAL LEASES

         Section 8.01 Supplemental Leases without Consent of Owners of Bonds.
Without the consent of the owners of any Bonds, but with the written consent of the Bank (if a Letter of Credit is in effect) and the Trustee, the Issuer and the Tenant may from time to time enter into one or more supplemental leases, for any of the following purposes:

                                       27

                  (a) to more precisely identify the Project financed or
         refinanced out of the proceeds of the Bonds or the Project site(s), or to substitute or add additional property thereto; or

                  (b) to provide for additional Lease Payments to pay bonds
         authorized under the Indenture, but not theretofore issued; or

                  (c) to add to the conditions, limitations and restrictions on the authorized amount, terms or purposes of the use of proceeds of the
         Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed; or

                  (d) to evidence the succession of another corporation to the
         Tenant and the assumption by any such successor of the covenants of the
         Tenant herein contained; or

                  (e) to add to the covenants of the Tenant or to the rights, powers and remedies of the Trustee for the benefit of the owners of all
         Bonds or to surrender any right or power herein conferred upon the
         Tenant; or

                  (f) to cure any ambiguity, to correct or supplement any
         provision herein which may be inconsistent with any other provision herein or to make any other changes, with respect to matters or questions arising under this Lease, provided such action shall not, in the reasonable judgment of the Trustee, materially adversely affect the interests of the owners of the Bonds.

         Section 8.02 Supplemental Leases with Consent of Owners of Bonds. With the written consent of the Bank (if a Letter of Credit is in effect) and the owners of not less than a majority in principal amount of the Bonds then
Outstanding, the Issuer and the Tenant may enter into Supplemental Leases for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Lease or of modifying in any manner the rights of the Trustee and the owners of the Bonds under this Lease; provided, however, that no such Supplemental Lease shall, without the written consent of the Bank
(if a Letter of Credit is in effect) and the owner of each Outstanding Bond affected thereby,

                  (a) change the dates that Lease Payments are due, or reduce the amounts of Lease Payments, or the coin or currency in which, Lease
         Payments are payable, or impair the right to institute suit for the enforcement of any such payments on or after the due date thereof (or, in the case of redemption, on or after the redemption date); or

                  (b) reduce the percentage in principal amount of the
         Outstanding Bonds, the consent of whose owners is required for any such
         Supplemental Lease, or the consent of whose owners is required for any waiver provided for in this Lease of compliance with certain provisions of this Lease or certain defaults hereunder and their consequences; or

                  (c) modify any of the provisions of this Section, except to increase any percentage provided thereby or to provide that certain other provisions of this Lease cannot be modified or waived without the consent of the owner of each Bond affected thereby.

         It shall not be necessary for the required percentage of owners of
Bonds under this Section to approve the particular form of any proposed
Supplemental Lease, but it shall be sufficient if such act shall approve the substance thereof.

         Section 8.03 Execution of Supplemental Leases. In executing or consenting to any Supplemental Lease permitted by this Article, the Issuer and the Trustee shall receive, and shall be fully

                                       28

protected in relying upon, an opinion of Bond Counsel addressed to the Trustee and the Issuer stating that the execution of such Supplemental Lease is authorized and permitted by this Lease and the Act. The Trustee may, but shall not be obligated to, consent to any such Supplemental Lease which affects the
Trustee's own rights, duties or immunities under this Lease or otherwise.

         Section 8.04 Effect of Supplemental Leases. Upon the execution of any
Supplemental Lease under this Article, this Lease shall be modified in accordance therewith and such Supplemental Lease shall form a part of this Lease for all purposes; and the Tenant, the Issuer, the Trustee, the Bank (if a Letter
of Credit is in effect), and every owner of Bonds theretofore or thereafter authenticated and delivered under the Indenture shall be bound thereby.

         Section 8.05 Reference in Bonds to Supplemental Leases. Bonds
authenticated and delivered after the execution of any Supplemental Lease pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Trustee as to any matter provided for in such
Supplemental Lease. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Issuer, to any such Supplemental Lease may be prepared and executed by the Issuer and authenticated and delivered by the
Trustee in exchange for Outstanding Bonds.

                                   ARTICLE IX

                  PREPAYMENT AND ACCELERATION OF LEASE PAYMENTS

         Section 9.01 Prepayment at the Option of the Tenant. Upon the
exercise by the Tenant of its option to cause the Bonds or any portion thereof to be redeemed pursuant to Section 3.08(A), (B) or (C) of the Indenture, the
Tenant shall prepay Lease Payments in whole or in part at the times and at the prepayment prices sufficient to redeem all or a corresponding portion of the
Bonds then Outstanding in accordance with said paragraph. At the written direction of the Tenant, such prepayments shall be applied to the redemption of the Bonds in whole or in part in accordance with said paragraph.

         Section 9.02 Optional Prepayment Upon Certain Events. Upon the
occurrence of any of the conditions or events set forth in Section 3.08(D) of the Indenture, the Tenant shall have the option, with the prior written consent of the Bank if such consent is required by the terms of the Indenture, to prepay
Lease Payments, in whole or in part at any time, at the time and at the prepayment price sufficient to redeem all or a corresponding portion of the
Bonds then Outstanding in accordance with said paragraph.

         Section 9.03 Mandatory Prepayment Upon Certain Events. In the event the
Bonds are subject to mandatory redemption for any reason described in Section
3.07 of the Indenture, the Tenant shall (except to the extent Bonds are purchased in lieu of redemption as provided in Section 3.04 of the Indenture)
prepay Lease Payments in whole at the time and at the prepayment price sufficient to redeem all of the Bonds then Outstanding in accordance with
Section 3.07 of the Indenture. The Tenant will promptly notify the Issuer, the
Bank (if a Letter of Credit is in effect) and the Trustee in writing of the occurrence and existence of any event or condition which could result in mandatory prepayment under this Section.

         Section 9.04 Right to Prepay at Any Time. The Tenant shall have the option at any time to prepay all of the Lease Payments, Additional Payments and other amounts it is required to pay under this Lease by paying to the Trustee all such sums as are sufficient to satisfy and discharge the Indenture and paying or making provision for the payment of all other sums payable hereunder.

         Section 9.05 Notice of Prepayment. To exercise an option granted by
Section 9.01, Section 9.02 or Section 9.04 hereof, the Tenant shall give written notice to the Issuer and the Trustee which shall

                                       29

specify therein the date upon which a prepayment of Lease Payments will be made, which date shall be not less than 45 days from the date the notice is received by the Trustee, and which shall contain the written consent of the Bank if such prepayment is being paid in whole or in part from a draw on the Letter of
Credit, and if such consent is otherwise required by the terms of the Indenture.
In the Indenture, the Issuer has directed the Trustee to forthwith take all steps (other than the payment of the money required to redeem the Bonds)
necessary under the applicable provisions of the Indenture to effect any redemption of the then Outstanding Bonds, in whole or in part.

         Section 9.06 Precedence of this Article. The rights, options and obligations of the Tenant set forth in this Article may be exercised or shall be fulfilled, as the case may be, whether or not an event of default exists hereunder, provided that such event of default will not result in nonfulfillment of any condition to the exercise of any such right or option and provided further that no amounts payable pursuant to this Lease shall be prepaid in part during the continuance of an event of default described in Section 7.01(a) or
(b) hereof.

                                   ARTICLE X

                         OPTION TO PURCHASE THE PROJECT

         Section 10.01 Option to Purchase the Project. The Tenant shall have, and is hereby granted, the option to purchase the Project at any time prior to the expiration of the Lease Term upon payment in full of all Bonds then
Outstanding or provision for their payment having been made pursuant to the
Indenture. To exercise such option the Tenant (or the Bank, if acting on behalf of the Tenant after an event of default under the Reimbursement Agreement) shall give written notice to the Issuer and to the Trustee, if any of the Bonds shall then be unpaid or provision for their payment shall not have been made in accordance with the provisions of the Indenture, and shall specify therein the date of closing such purchase, which date shall be not less than 45 nor more than 90 days from the date such notice is mailed. The purchase price payable by the Tenant in the event of its exercise of the option granted in this Section shall be the sum of the following:

                  (a) the full amount which is required to provide the Issuer and the Trustee with funds sufficient, in accordance with the terms of the Indenture, to pay at maturity or to redeem and pay in full (i) the principal of all of the Outstanding Bonds, (ii) all interest due thereon to the date of maturity or redemption, which ever first occurs, and (iii) all costs, expenses and premiums incident to the redemption and payment of the Bonds in full;

                  (b) an amount of money equal to the Issuer's, Trustee's, and other reasonable professional fees and expenses under the Indenture and this Lease accrued and to accrue until such redemption of the Bonds;

                  (c) an amount of money equal to the Bank's reasonable fees and expenses under the Financing Documents; and

                  (d) the sum of $1,000.

         Section 10.02 Conveyance of the Project. At the closing of the purchase of the Project pursuant to this Article, the Issuer will deliver to the Tenant upon receipt of the purchase price the following:

                                       30

                  (a) If the Indenture shall not at the time have been satisfied in full, a release from the Trustee of the Project.

                  (b) A bill of sale and assignment assigning and transferring to the Tenant title to the Project, as it then exists, and warranting title to be free of all liens and encumbrances, subject to the following: (i) those liens and encumbrances, if any, to which title to the Project was subject when conveyed to the Issuer; (ii) those liens and encumbrances created by the Tenant or to the creation or suffering of which the Tenant has consented to in writing (other than the Lease and Indenture); (iii) those liens and encumbrances resulting from the failure of the Tenant to perform or observe any of the agreements on their part contained in this Lease; (iv) taxes and assessments, if any, and (v) if the Project is being condemned, the rights and title of any condemning authority.

         Section 10.03 Relative Position of Option and Indenture. The option granted to the Tenant in this Article shall be and remain prior and superior to the Indenture and may be exercised whether or not the Tenant is in default under this Lease, provided that such default will not result in nonfulfillment of any condition to the exercise of any such option and further provided that all options herein granted shall terminate upon the termination of this Lease.

         Section 10.04. Option to Purchase Unimproved Portions of Land. The
Tenant shall have the option to purchase at any time and from time to time during the Term any vacant part or vacant parts of the unimproved Land constituting a part of the Project; provided, however, the Tenant shall furnish the Issuer and the Trustee with a certificate of an Authorized Tenant
Representative, dated not more than thirty (30) days prior to the date of the purchase and stating that, in the opinion of the Authorized Tenant
Representative, (a) the portion of said Land with respect to which the option is exercised is not needed for the operation of the Project for the purposes herein stated, (b) the purchase will not impair the usefulness or operating efficiency or materially impair the value of the Project and will not destroy or materially impair the means of ingress thereto and egress therefrom, and (c) the purchase will not materially adversely affect compliance of the remaining Land and any
Improvements with applicable zoning laws or regulations. The Tenant shall exercise this option by giving the Issuer and the Trustee written notice of the
Tenant's election to exercise its option and specifying (i) the legal description, (ii) the date, time and place of closing, which date shall neither be earlier than 45 days nor later than 60 days after the notice is given, and
(iii) a certificate signed by the chief executive or chief financial officer of the Tenant stating that no event has occurred and is continuing which, with notice or lapse of time or both, would constitute an Event of Default; provided, however, that the Tenant may not exercise this option if there has occurred and is continuing any event which, with notice or lapse of time or both, would constitute an Event of Default at the time said notice is given and may not purchase said real property on the specified closing date if any such event has occurred and is continuing on said date unless all defaults are cured. The option hereby given shall include the right to purchase a perpetual easement for right-of-way to and from the public roadway and the right to purchase such land as is necessary to assure that there will always be access between the real property purchased pursuant to these Sections 10.04 through 10.08 and the public roadway.

         Section 10.05. Quality of Title - Purchase Price. If said notice of election to purchase is given as provided in Section 10.04 the Issuer shall convey the real property described in the Tenant's notice to the Tenant on the specified date free and clear of all liens and encumbrances except (a) Permitted
Encumbrances, (b) those to which the title was subject on the date of conveyance to the Issuer of the Land, or to which title became subject with the Tenant's written consent, or which resulted from any failure of the Tenant to perform any of its covenants or obligations under this Lease, (c) taxes and assessments, general and special, if any, and (d) the interests of any party having condemned or who is attempting to condemn title to, or the use for a limited period of, all or any part of the real property described in the Tenant's notice. The purchase price shall be $1.00 per acre.

                                       31

         Section 10.06. Closing of Purchase. If the Issuer has title to such vacant real property free and clear of all liens and encumbrances except as stated above or has such other title to the such real property as may be acceptable to the Tenant, then on the specified date, the Issuer shall deliver to the Tenant its special warranty deed, properly executed and conveying such real property to the Tenant free and clear of all liens and encumbrances except as stated above, and the Tenant shall pay the purchase price for such real property, said purchase price to be paid to the Trustee for the account of the
Issuer and deposited by the Trustee in the Bond Fund and shall be used to redeem
Bonds on any date the Bonds are subject to optional redemption as provided in the Indenture. Nothing herein shall require the Issuer to deliver its special warranty deed to the Tenant until after all duties and obligations of the Tenant under this Lease to the date of such delivery have been fully performed and satisfied.

         Section 10.07. Effect of Purchase on Lease. The exercise by the Tenant of the option granted under these Sections 10.04 to 10.08 and the purchase and sale and conveyance of a portion or portions of the Land constituting a part of the Project pursuant hereto shall in no way whatsoever affect this Lease, and all the terms and provisions hereof shall remain in full force and effect the same as though no notice of election to purchase had been given, and specifically, but not in limitation of the generality of the foregoing, exercise of such option shall not affect, alter, diminish, reduce or abate the Tenant's obligations to pay all Lease Payments required hereunder.

         Section 10.08. Effect of Failure to Complete Purchase. If, for any
reason whatsoever, the purchase by the Tenant of the real property described in said notice is not effected on the specified date, this Lease shall be and remain in full force and effect according to its terms the same as though no notice of election to purchase had been given.

                                   ARTICLE XI

                          TERM AND TERMINATION OF LEASE

         Section 11.01 Term of Lease. This Lease shall be effective concurrently with the initial issuance and delivery of the Bonds and shall continue in force and effect until the principal of, redemption premium, if any, and interest on all of the Bonds have been fully paid (or provision for their payment shall have been made in accordance with the Indenture), together with all sums to which the
Issuer, the Bank (if a Letter of Credit is in effect), and the Trustee are entitled from the Tenant; provided, however, the provisions of Section 4.04 and
Section 6.07 related to payment of fees and indemnification of the Issuer and the Trustee shall remain in full force and effect.

         Section 11.02 Termination and Discharge of Lease. If the Tenant shall pay and discharge or provide for the payment or redemption and discharge of the whole amount of the principal of, redemption premium, if any, and interest on the Bonds at the time Outstanding as provided in the Indenture, or shall make arrangements satisfactory to the Issuer and the Trustee for such payment or redemption and discharge, and shall pay or cause to be paid all other sums payable under this Lease (including provision for indemnities to the Issuer, the
Trustee and the owners of Bonds), then all right, title and interest of the
Issuer and the Trustee under this Lease shall thereupon cease, terminate and become void (except as provided in Section 11.01 of this Lease), the Bonds shall cease to be entitled to any benefit under this Lease and all covenants, agreements and obligations of the Tenant to the Trustee and the owners of the
Bonds shall thereupon cease, terminate and become void; provided that the owners of the Bonds shall be entitled to payment thereof at the times and in the manner stipulated therein and in the Indenture from the sources provided for such payment.

                                       32

         Section 11.03 Amounts Remaining in Funds. It is agreed by the parties hereto that any amounts remaining in the Bond Fund (other than proceeds of a draw on the Letter of Credit deposited in the Bond Fund) created under the
Indenture upon expiration or earlier termination of this Lease, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), the fees and expenses of the
Trustee in accordance with the Indenture and the fees and expenses of the Issuer in accordance with this Lease, shall be paid to the Bank (to the extent the Bank certifies to the Trustee that the Tenant is indebted to it on account of a draw on the Letter of Credit or otherwise under the Reimbursement Agreement) and otherwise shall belong to and be paid to the Tenant by the Trustee; provided, however, moneys drawn on the Letter of Credit and deposited in the Bond Fund shall be paid to the Bank or as otherwise provided in the Indenture, and not to the Tenant.

         Section 11.04 Option to Extend Basic Term. The Tenant shall have and is hereby given the right and option to extend the Basic Term of this Lease for the
Additional Term provided that (a) the Tenant shall give Issuer written notice of its intention to exercise the option at least 30 days prior to the expiration of the Basic Term and (b) there has not occurred a bankruptcy or payment Event of
Default which is continuing at the time the Tenant gives Issuer such notice or at the time the Additional Term commences. In the event the Tenant exercises such option, the terms, covenants, conditions and provisions set forth in this
Lease shall be in full force and effect and binding upon Issuer and the Tenant during the Additional Term except that the Basic Rent during any extended term herein provided for shall be the sum of $100.00 per year, payable in advance on the first Business Day of such Additional Term.

         Section 11.05 Issuer's Option to Convey Project to the Tenant. If all
Bonds Outstanding have been paid or payment has been provided for according to the terms of the Indenture, and the Tenant has satisfied its obligations under this Lease as contemplated by Section 11.02 of this Lease, and if the Tenant has not exercised its option to purchase the Project as provided in this Lease or the Tenant has not exercised the option to extend the Basic Term under Section
11.04 of this Lease, then the Issuer shall have the option, to be exercised by its Governing Body, to convey title to the Project to the Tenant. Conveyance of title may be made by any instrument of conveyance or assignment legally effective to transfer title to the Project, or any part thereof, from the Issuer to the Tenant. Such instrument or instruments of conveyance shall be delivered on whatever conditions, if any, are imposed upon such transfer by the Issuer's
Governing Body, and such conveyance shall be deemed effective upon the delivery to the Tenant of such instruments of conveyance and/or the recording of any such instruments of conveyance affecting title to real estate with the Ford County
Register of Deeds, whichever comes first. If the Issuer exercises its option to convey as set forth in this Section, then the Tenant is obligated to accept title to the Project in whatever condition it may be at the time of the actual conveyance, and upon the delivery and/or recording of the instruments of conveyance as set forth in this Section, the Issuer shall have no further interest in, or responsibility for, the Project, or any part thereof.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01 Notices. It shall be sufficient service of any notice, request, complaint, demand or other paper required by this Lease to be given to or filed with the Issuer, the Trustee, the Tenant or the owners of the Bonds if the same is given or filed in the manner and at the addresses specified in the
Indenture.

         A duplicate copy of each notice, certificate or other communication given hereunder by the Issuer, the Trustee, the Bank or the Tenant shall also be given to each of the others. The Issuer, the

                                       33

Tenant, the Trustee, and the Bank may, by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 12.02 Further Assurances. The Tenant will do, execute, acknowledge and deliver such further acts, instruments, financing statements and assurances as the Trustee may reasonably require for accomplishing the purposes of the Indenture and this Lease.

         Section 12.03 Payments Due on Saturdays, Sundays and Holidays. If the
day for any payment due or the taking of any actions under this Lease is not a
Business Day, then such payment may be made or action taken on the next succeeding Business Day without additional interest and with the same force and effect as if made on the specified date for payment or the taking of such action.

         Section 12.04 Limitation of Issuer's Liability. No agreements or provisions contained herein nor any agreement, covenant or undertaking of the
Issuer contained in any Financing Document executed by the Issuer in connection with the issuance, sale and delivery of the Bonds shall give rise to any pecuniary liability of the Issuer or a general obligation of or a charge against its general credit or shall obligate the Issuer financially in any way, except with respect to the funds available hereunder or under the Indenture and pledged to the payment of the Bonds, and their application as provided under the
Indenture. No failure of the Issuer to comply with any term, covenant or agreement herein or in any Financing Document executed by the Issuer in connection with the Bonds shall subject the Issuer to any pecuniary charge or liability except to the extent that the same can be paid or recovered from the funds available hereunder or under the Indenture and pledged to the payment of the Bonds. Nothing herein shall preclude a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance against the
Issuer for any failure to comply with any term, condition, covenant or agreement herein or in the Indenture; provided, that no costs, expenses or other monetary relief shall be recoverable from the Issuer except as may be payable from the funds available hereunder or under the Indenture and pledged to the payment of the Bonds.

         Section 12.05 Immunity of Officers, Employees and Directors of the
Issuer and the Tenant. No recourse shall be had for the payment of Lease
Payments or other amounts payable under this Lease or for any claim based thereon or upon any representation, obligation, covenant or agreement in this
Lease contained against any past, present or future officer, stockholder, trustee, director, employee or agent of the Issuer or the Tenant, or, respectively, of any successor public or private corporation thereto, either directly or through the Issuer, the Tenant, or respectively, any successor public or private corporation thereto, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such officers, stockholders, trustees, directors, employees or agents as such is hereby expressly waived and released as a condition of and consideration for the execution of this Lease; it being expressly agreed and understood that the Bonds, the Indenture and this Lease are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any director, trustee, stockholder, officer, employee or agent, as such, past, present or future, of the Issuer or the Tenant or of any successor entity, either directly or through the Issuer or the Tenant, or any successor entity, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Tenant whether contained in this Lease or to be implied therefrom as being supplemental hereto or thereto, and that all personal liability of that character against every such director, trustee, stockholder, officer, employee or agent is, by the execution of this Lease and the Indenture, and as a condition of, and as part of the consideration for, the execution of this Lease and the Indenture, expressly waived and released.

         Section 12.06 Net Lease. The parties hereto agree (a) that this Lease shall be deemed and construed to be a "net lease", (b) that the payments of
Lease Payments are designed to provide the Issuer and the Trustee with moneys adequate in amount to pay all principal of, redemption premium, if any, and

                                       34

interest accruing on the Bonds as the same become due and payable, (c) that to the extent that the payments of Lease Payments are not sufficient to provide the
Issuer and the Trustee with funds sufficient for the purposes aforesaid, the
Tenant shall be obligated to pay, and it does hereby covenant and agree to pay, upon demand therefor, as Additional Payments, such further moneys, in cash, as may from time to time be required for such purposes, and (d) that if after the principal of, redemption premium, if any, and interest on the Bonds and all costs incident to the payment of the Bonds have been paid in full the Trustee or the Issuer holds unexpended funds received in accordance with the terms hereof, such unexpended funds shall, after payment therefrom of all sums then due and owing by the Tenant under the terms of this Lease, be distributed in accordance with the Indenture.

         Section 12.07 Benefit of Lease. This Lease shall inure to the benefit of and shall be binding upon the Issuer, the Tenant, the Trustee, the owners of the Bonds and, if the Letter of Credit is in effect, the Bank and their respective successors and assigns. Nothing in this Lease or in the Indenture or the Bonds, express or implied, shall give to any Person, other than such parties, any benefit or any legal or equitable right, remedy or claim under this
Lease.

         Section 12.08 Severability. If any provision in this Lease, the
Indenture or the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 12.09 Amendments, Changes and Modifications. Except as
otherwise provided herein or in the Indenture, subsequent to the date of issuance and delivery of the Bonds and prior to their payment in full, this
Lease may not be effectively amended or terminated without the written consent of the Tenant and the Bank. This Lease may be modified, altered, amended or supplemented in accordance with the Indenture in order to obtain a rating of the
Bonds by a Rating Agency.

         Section 12.10  Captions. The captions and headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provisions hereof.

         Section 12.11 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 12.12 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State.

                                       35

         IN WITNESS WHEREOF, the Issuer and Tenant have caused this Lease to be executed by their duly authorized officers, as of the day and year first above written.

[SEAL]                                   CITY OF DODGE CITY, KANSAS

                                         By:  /s/ Mark Pingsterhaus
                                            ------------------------------------
                                            Mark Pingsterhaus  (Name)
                                                  Mayor
ATTEST:

By:  /s/ Nannette Pogue
   ---------------------------------
   Nannette Pogue         (Name)
         City Clerk

                                 ACKNOWLEDGMENT

STATE OF KANSAS            )
                           )  SS:
COUNTY OF FORD             )

         This instrument was acknowledged before me on December 23rd, 2004 by
Mark Pingsterhaus, Mayor of the City of Dodge City, Kansas, a duly organized municipal corporation of the State of Kansas.

[SEAL]
                                           /s/ Jennifer L. Gutierres
                                           ------------------------------------
                                                      Notary Public

                                               Jennifer L. Gutierres
My Appointment Expires:                    ------------------------------------
       04/18/08                            Typed or Printed Name of Notary Public
----------------------

                                      S-1

                                           NATIONAL BEEF PACKING COMPANY, LLC

                                           By: /s/ Jay Nielsen
                                              ---------------------------------
                                                         Jay Nielsen
                                                   Chief Financial Officer

                                 ACKNOWLEDGMENT

STATE OF MISSOURI          )
                           )  SS:
COUNTY OF JACKSON          )

         This instrument was acknowledged before me on December 29, 2004 by
Jay Nielsen, Chief Financial Officer of National Beef Packing
Company, LLC

[SEAL]
                                           /s/ Scott A. Morris
                                           ------------------------------------
                                                      Notary Public

My Appointment Expires:                    Scott A. Morris
                                           -------------------------------------
 May 27, 2007                              Typed or Printed Name of Notary Public
----------------------

                                      S-2